
                                                                     EXHIBIT 4.9

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                         STANDARD MANAGEMENT CORPORATION
                                   as Issuer,

                                       and

                         U.S. BANK NATIONAL ASSOCIATION,
                                   as Trustee

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                                    INDENTURE

                                   Dated as of

                                November 30, 2004

               ---------------------------------------------------

                          6% CONVERTIBLE NOTES DUE 2008

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                                TABLE OF CONTENTS

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                                                                                                                     PAGE
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
ARTICLE 1  DEFINITIONS..........................................................................................       1

Section 1.01            Definitions.............................................................................       1

ARTICLE 2 ISSUE, DESCRIPTION, EXECUTION, REGISTRATION AND EXCHANGE OF NOTES.....................................      10

Section 2.01            Designation Amount and Issue of Notes...................................................      10
Section 2.02            Form of Notes...........................................................................      10
Section 2.03            Date and Denomination of Notes; Payments of Interest....................................      11
Section 2.04            Execution of Notes......................................................................      12
Section 2.05            Exchange and Registration of Transfer of Notes; Restrictions on Transfer................      13
Section 2.06            Mutilated, Destroyed, Lost or Stolen Notes..............................................      17
Section 2.07            Temporary Notes.........................................................................      18
Section 2.08            Cancellation of Notes...................................................................      19
Section 2.09            CUSIP Numbers...........................................................................      19

ARTICLE 3 REDEMPTION OF NOTES...................................................................................      19

Section 3.01            Redemption of Notes at the Option of the Company........................................      19
Section 3.02            Notice of Optional Redemption; Selection of Notes.......................................      20
Section 3.03            Payment of Notes Called for Redemption by the Company...................................      21
Section 3.04            Conversion Arrangement on Call for Redemption...........................................      22
Section 3.05            Redemption at Option of Holders Upon a Fundamental Change...............................      23

ARTICLE 4 PARTICULAR COVENANTS OF THE COMPANY...................................................................      25

Section 4.01            Payment of Principal, Premium and Interest..............................................      25
Section 4.02            Maintenance of Office or Agency.........................................................      25
Section 4.03            Appointments to Fill Vacancies in Trustee's Office......................................      26
Section 4.04            Provisions as to Paying Agent...........................................................      26
Section 4.05            Existence...............................................................................      27
Section 4.06            Maintenance of Properties...............................................................      27
Section 4.07            Payment of Taxes and Other Claims.......................................................      28
Section 4.08            Stay, Extension and Usury Laws..........................................................      28
Section 4.09            Compliance Certificate..................................................................      28
Section 4.10            Liquidated Damages Notice...............................................................      29

ARTICLE 5 NOTEHOLDERS' LISTS AND REPORTS BY THE COMPANY AND THE TRUSTEE.........................................      29

Section 5.01            Noteholders' Lists......................................................................      29
Section 5.02            Preservation and Disclosure of Lists....................................................      29
Section 5.03            Reports by Trustee......................................................................      30
Section 5.04            Reports by Company......................................................................      30

ARTICLE 6 REMEDIES OF THE TRUSTEE AND NOTEHOLDERS ON AN EVENT OF DEFAULT........................................      31

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
Section 6.01            Events of Default; Acceleration.........................................................      31
Section 6.02            Payments of Notes on Default; Suit Therefor.............................................      33
Section 6.03            Application of Monies Collected by Trustee..............................................      34
Section 6.04            Proceedings by Noteholder...............................................................      35
Section 6.05            Proceedings by Trustee..................................................................      36
Section 6.06            Remedies Cumulative and Continuing......................................................      36
Section 6.07            Direction of Proceedings and Waiver of Defaults by Majority of Noteholders..............      36
Section 6.08            Notice of Defaults......................................................................      37
Section 6.09            Undertaking to Pay Costs................................................................      37

ARTICLE 7 THE TRUSTEE...........................................................................................      38

Section 7.01            Duties and Responsibilities of Trustee..................................................      38
Section 7.02            Reliance on Documents, Opinions, Etc....................................................      39
Section 7.03            No Responsibility for Recitals, Etc.....................................................      40
Section 7.04            Trustee, Paying Agents, Conversion Agents or Registrar May Own Notes....................      41
Section 7.05            Monies to be Held in Trust..............................................................      41
Section 7.06            Compensation and Expenses of Trustee; Indemnification of Trustee; Certain Limits
                        on Liability............................................................................      41
Section 7.07            Officers' Certificate as Evidence.......................................................      42
Section 7.08            Conflicting Interests of Trustee........................................................      42
Section 7.09            Eligibility of Trustee..................................................................      42
Section 7.10            Resignation or Removal of Trustee.......................................................      42
Section 7.11            Acceptance by Successor Trustee.........................................................      44
Section 7.12            Succession by Merger....................................................................      45
Section 7.13            Preferential Collection of Claims.......................................................      45
Section 7.14            Trustee's Application For Instructions From The Company.................................      45

ARTICLE 8 THE NOTEHOLDERS.......................................................................................      46

Section 8.01            Action by Noteholders...................................................................      46
Section 8.02            Proof of Execution by Noteholders.......................................................      46
Section 8.03            Who Are Deemed Absolute Owners..........................................................      46
Section 8.04            Company-Owned Notes Disregarded.........................................................      47
Section 8.05            Revocation of Consents, Future Holders Bound............................................      47

ARTICLE 9 MEETINGS OF NOTEHOLDERS...............................................................................      48

Section 9.01            Purpose of Meetings.....................................................................      48
Section 9.02            Call of Meetings by Trustee.............................................................      48
Section 9.03            Call of Meetings by Company or Noteholders..............................................      49
Section 9.04            Qualifications for Voting...............................................................      49
Section 9.05            Regulations.............................................................................      49
Section 9.06            Voting..................................................................................      50
Section 9.07            No Delay of Rights by Meeting...........................................................      50

ARTICLE 10 SUPPLEMENTAL INDENTURES..............................................................................      51

Section 10.01           Supplemental Indentures Without Consent of Noteholders..................................      51
Section 10.02           Supplemental Indenture with Consent of Noteholders......................................      52
Section 10.03           Effect of Supplemental Indenture........................................................      53

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
Section 10.04           Notation on Notes.......................................................................      54
Section 10.05           Evidence of Compliance of Supplemental Indenture to be Furnished to Trustee.............      54

ARTICLE 11 CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE....................................................      54

Section 11.01           Company May Consolidate on Certain Terms................................................      54
Section 11.02           Successor to be Substituted.............................................................      54
Section 11.03           Opinion of Counsel to be Given Trustee..................................................      55

ARTICLE 12 SATISFACTION AND DISCHARGE OF INDENTURE..............................................................      55

Section 12.01           Discharge of Indenture..................................................................      55
Section 12.02           Deposited Monies to be Held in Trust by Trustee.........................................      56
Section 12.03           Paying Agent to Repay Monies Held.......................................................      56
Section 12.04           Return of Unclaimed Monies..............................................................      56
Section 12.05           Reinstatement...........................................................................      57

ARTICLE 13 IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS......................................      57

Section 13.01           Indenture and Notes Solely Corporate Obligations........................................      57

ARTICLE 14 CONVERSION OF NOTES..................................................................................      57

Section 14.01           Right to Convert; Notice of Certain Transactions........................................      57
Section 14.02           Conversion Procedures...................................................................      59
Section 14.03           Mandatory Conversion....................................................................      61
Section 14.04           Limitation on Conversion Shares.........................................................      62
Section 14.05           Cash Payments in Lieu of Fractional Shares..............................................      62
Section 14.06           Conversion Rate.........................................................................      63
Section 14.07           Adjustment of Conversion Rate and Special Payment Provisions............................      63
Section 14.08           Mandatory Conversion Price Adjustment...................................................      73
Section 14.09           Effect of Reclassification, Consolidation, Merger or Sale...............................      74
Section 14.10           Taxes on Shares Issued..................................................................      75
Section 14.11           Reservation of Shares, Shares to be Fully Paid; Compliance with Governmental
                        Requirements; Listing of Common Stock...................................................      75
Section 14.12           Responsibility of Trustee...............................................................      76
Section 14.13           Notice to Holders Prior to Certain Actions.  In case:...................................      77
Section 14.14           Rights Issued in Respect of Common Stock Issued Upon Conversion.........................      78

ARTICLE 15 SUBORDINATION........................................................................................      78

Section 15.01           Agreement to Subordinate................................................................      78
Section 15.02           Liquidation; Dissolution; Bankruptcy....................................................      78
Section 15.03           Default on Designated Senior Indebtedness...............................................      79
Section 15.04           Acceleration of Securities..............................................................      80
Section 15.05           When Distribution Must Be Paid Over.....................................................      80
Section 15.06           Notice by Company.......................................................................      80
Section 15.07           Subrogation.............................................................................      81
Section 15.08           Relative Rights.........................................................................      81
Section 15.09           Subordination May Not Be Impaired by Company............................................      81
Section 15.10           Distribution or Notice of Representative................................................      81

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
Section 15.11           No Waiver of Subordination Provisions...................................................      82
Section 15.12           Rights of Trustee and Paying Agent......................................................      82
Section 15.13           Authorization to Effect Subordination...................................................      82
Section 15.14           Amendments..............................................................................      83

ARTICLE 16 MISCELLANEOUS PROVISIONS.............................................................................      83

Section 16.01           Provisions Binding on Company's Successors..............................................      83
Section 16.02           Official Acts by Successor Corporation..................................................      83
Section 16.03           Addresses for Notices, Etc..............................................................      83
Section 16.04           Governing Law...........................................................................      84
Section 16.05           Evidence of Compliance with Conditions Precedent, Certificates to Trustee...............      84
Section 16.06           Legal Holidays..........................................................................      84
Section 16.07           Trust Indenture Act Not Applicable......................................................      84
Section 16.08           No Security Interest Created............................................................      85
Section 16.09           Benefits of Indenture...................................................................      85
Section 16.10           Table of Contents, Headings, Etc........................................................      85
Section 16.11           Authenticating Agent....................................................................      85
Section 16.12           Execution in Counterparts...............................................................      86
Section 16.13           Severability............................................................................      86

Exhibit A               Form of Note............................................................................     A-1

                                    INDENTURE

      INDENTURE dated as of November 30, 2004 between Standard Management Corporation, an Indiana corporation (hereinafter called the "COMPANY"), and U.S. Bank National Association, a banking corporation organized under the laws of the United States, as trustee hereunder (hereinafter called the "TRUSTEE").

                                   WITNESSETH:

      WHEREAS, for its lawful corporate purposes, the Company has duly authorized the issue of its 6% Convertible Notes due 2008 (hereinafter called the "NOTES"), in an aggregate principal amount not to exceed $10,000,000 and, to provide the terms and conditions upon which the Notes are to be authenticated, issued and delivered, the Company has duly authorized the execution and delivery of this Indenture; and

      WHEREAS, the Notes, the certificate of authentication to be borne by the Notes, a form of assignment, a form of option to elect redemption upon a fundamental change, and a form of conversion notice to be borne by the Notes are to be substantially in the forms hereinafter provided for; and

      WHEREAS, all acts and things necessary to make the Notes, when executed by the Company and authenticated and delivered by the Trustee or a duly authorized authenticating agent, as in this Indenture provided, the valid, binding and legal obligations of the Company, and to constitute this Indenture a valid agreement according to its terms, have been done and performed, and the execution of this Indenture and the issue hereunder of the Notes have in all respects been duly authorized,

      NOW, THEREFORE, THIS INDENTURE WITNESSETH:

      That in order to declare the terms and conditions upon which the Notes are, and are to be, authenticated, issued and delivered, and in consideration of the premises and of the purchase and acceptance of the Notes by the holders thereof, the Company covenants and agrees with the Trustee for the equal and proportionate benefit of the respective holders from time to time of the Notes (except as otherwise provided below), as follows:

                                   ARTICLE 1
                                   DEFINITIONS

      Section 1.01 Definitions. The terms defined in this Section 1.01 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section 1.01. All other terms used in this Indenture that are defined in the Trust Indenture Act or which are by reference therein defined in the Securities Act (except as herein otherwise expressly provided or unless the context otherwise requires) shall have the meanings assigned to such terms in the Trust Indenture Act and in the Securities Act as in force at the date of the execution of this Indenture. The words "herein," "hereof," "hereunder" and words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other Subdivision. The terms defined in this Article include the plural as well as the singular.

      "ACCEPTED PURCHASED SHARES" has the meaning specified in Section 14.07(g).

      "ADJUSTMENT EVENT" has the meaning specified in Section 14.07(l).

      "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "CONTROL", when used with respect to any specified Person means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "CONTROLLING" and "CONTROLLED" have meanings correlative to the foregoing.

      "AGENT" means any co-registrar, paying agent, conversion agent, redemption agent, or similar agent of the Company.

      "APPLICABLE STOCK PRICE" means, in respect of a Conversion Date, the average of the Closing Sale Prices per share of Common Stock over the five-Trading Day period starting the third Trading Day following such Conversion Date.

      "BOARD OF DIRECTORS" means the Board of Directors of the Company or a committee of such Board duly authorized to act for it hereunder.

      "BUSINESS DAY" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which the banking institutions in the City of New York or the city in which the Corporate Trust Office is located are authorized or obligated by law or executive order to close or be closed.

      "CAPITALIZED LEASE OBLIGATION" means obligations under a lease that are required to be capitalized for financial reporting purposes in accordance with GAAP (including Statement of Accounting Standards No. 13 of the Financial Accounting Standards Board as in effect on the Issue Date) and the amount of Indebtedness represented by such obligations shall be the capitalized amount of such obligations, as determined in accordance with GAAP.

      "CASH AMOUNT" has the meaning set forth in Section 14.02.

      "CLOSING SALE PRICE" of the shares of Common Stock on any date means the closing sale price per share (or, if no closing sale price is reported, the average of the closing bid and ask prices or, if more than one in either case, the average of the average closing bid and the average closing ask prices) on such date as reported in composite transactions for the principal United States securities exchange on which shares of Common Stock is traded or, if the shares of Common Stock are not listed on a United States national or regional securities exchange, as reported by the Nasdaq system or by the National Quotation Bureau Incorporated. In the absence of such quotations, the Company shall be entitled to determine the Closing Sale Price on the basis of such quotations as it considers appropriate. Closing Sale Price shall be determined without reference to extended or after hours trading.

      "COMMISSION" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

      "COMMON STOCK" means any stock of any class of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which is not subject to redemption by the Company. Subject to the provisions of Section 14.09, however, shares issuable on conversion of Notes shall include only shares of the class designated as common stock of the Company at the date of this Indenture (namely, the Common Stock, no par value) or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which are not subject to redemption by the Company; provided that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable on conversion shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

      "COMPANY" means the corporation named as the "Company" in the first paragraph of this Indenture, and, subject to the provisions of Article 11 and
Section 14.09, shall include its successors and assigns.

      "CONVERSION CAP" has the meaning set forth in Section 14.04.

      "CONVERSION DATE" has the meaning set forth in Section 14.02.

      "CONVERSION PRICE" as of any day will equal $1,000 divided by the Conversion Rate as of such date.

      "CONVERSION RATE" has the meaning specified in Section 14.06.

      "CONVERSION VALUE" has the meaning specified in Section 14.02.

      "CORPORATE TRUST OFFICE" or other similar term, means the designated office of the Trustee at which at any particular time its corporate trust business as it relates to this Indenture shall be administered, which office is, at the date as of which this Indenture is dated, located at One Federal Street, Third Floor, Boston, Massachusetts 02110, Attention: Corporate Trust Services, or such other office as the Trustee may designate from time to time by notice to the holders and the Company, or the principal corporate trust office of any successor trustee (or such other address as a successor trustee may designate from time to time by notice to the holders and the Company).

      "CURRENT MARKET PRICE" has the meaning specified in Section 14.07(h).

      "DEFAULT" means any event that is, or after notice or passage of time, or both, would be, an Event of Default.

      "DEFAULTED INTEREST" has the meaning specified in Section 2.03.

      "DESIGNATED SENIOR INDEBTEDNESS" means (a) without regard to the amounts outstanding thereunder, any Senior Indebtedness in an original principal amount (or final accreted value amount in the case of Indebtedness issued in the form of zero coupon or similar instruments) excess of $1,000,000 which, at the time of determination, is specifically designated in the instrument creating or evidencing such Senior Indebtedness as "Designated Senior Indebtedness" by the Company, and (b) the following existing Senior Indebtedness (including any Indebtedness incurred pursuant to clause (e) of the definition of Indebtedness with respect thereto):

      (1) Indebtedness under that certain Secured Credit Agreement dated November 13, 2003; and

      (2) Indebtedness under that certain Republic Bank Mortgage due December , 2011.

      "DETERMINATION DATE" has the meaning specified in Section 14.07(l).

      "EVENT OF DEFAULT" means any event specified in Section 6.01 as an Event of Default.

      "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as in effect from time to time.

      "EX-DIVIDEND TIME" has the meaning specified in Section 14.01(b).

      "EXPIRATION TIME" has the meaning specified in Section 14.07(f).

      "FUNDAMENTAL CHANGE" means the occurrence of any transaction or event (whether by means of an exchange offer, liquidation, tender offer, consolidation, merger, combination, reclassification, recapitalization or otherwise) in connection with which all or substantially all of the Common Stock shall be exchanged for, converted into, acquired for or constitutes solely the right to receive, a consideration which is not all or substantially all common stock that is (or, upon consummation of or immediately following such transaction or event, which will be) listed on a United States national securities exchange or approved (or, upon consummation of or immediately following such transaction or event, which will be approved) for quotation on the Nasdaq National Market or any similar United States system of automated dissemination of quotations of securities prices.

      "FUNDAMENTAL CHANGE NOTICE" has the meaning specified in Section 3.05(b).

      "FUNDAMENTAL CHANGE EXPIRATION TIME" has the meaning specified in Section 3.05(b).

      "FUNDAMENTAL CHANGE REDEMPTION DATE" has the meaning specified in Section 3.05(a).

      "INDEBTEDNESS" means, with respect to any Person:

            (a) all liabilities, contingent or otherwise, of such Person:

                  (1) for borrowed money (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof),

                  (2) evidenced by bonds, notes, debentures, trust preferred securities, policies of insurance or instruments similar to any of the foregoing or letters of credit or representing the balance deferred and unpaid of the purchase price of any property or services (except any such balance that constitutes a trade payable in the ordinary course of business),

                  (3) evidenced by bankers' acceptances or similar instruments issued or accepted by banks or Interest Swap Obligations,

                  (4) for the payment of money relating to Capitalized Lease
            Obligation, and

                  (5) pay or reimbursement obligations imposed by any
            governmental authority, including but not limited to, Medicare/Medicaid cost reports adjustments and settlements;

            (b) reimbursement obligations of such Person with respect to letters of credit;

            (c) all liabilities of others of the kind described in the preceding clause (a) or (b) that such Person has guaranteed or that is otherwise its legal liability (provided that the amount of liability attributable to such guarantee or other legal liability shall be deemed to be the maximum amount for which such Person could be liable under such guarantee or otherwise);

            (d) all obligations secured by a Lien to which the property or assets (including, without limitation, leasehold interests and any other tangible or intangible property rights) of such Person are subject, whether or not the obligations secured thereby shall have been assumed by or shall otherwise be such Person's legal liability (provided that, if the obligations have not been assumed or become the legal liability of such Person, the amount of the liability shall be deemed to be in an amount not to exceed the fair market value of the property or properties to which the Lien relates, as determined by such Person in good faith and as set forth in an officer's certificate delivered to the Trustee);

            (e) any and all deferrals, renewals, extensions, refinancings and refundings (whether direct or indirect) of, or amendments, modifications, or supplements to, any liability of the kind described in any of the preceding clauses (a) through (d) whether or not between or among the same parties.

      "INTEREST" means, when used with reference to the Notes, any interest payable under the terms of the Notes and Liquidated Damages, if any, payable under the terms of the Registration Rights Provisions.

      "INTEREST SWAP OBLIGATION" means any obligation of any Person pursuant to any arrangement with any other Person whereby, directly or indirectly, such Person is entitled to receive from time to time periodic payments calculated by applying either a fixed or floating rate of interest on a stated notional amount in exchange for periodic payments made by such Person calculated by applying a fixed or floating rate of interest on the same notional amount; provided, that the term "Interest Swap Obligation" shall also include interest rate exchange, collar, cap, swap, option or similar agreements intended to provide interest or currency rate protection.

      "LIEN" means any mortgage, lien, pledge, charge, security interest or other encumbrance of any kind whether or not filed, recorded or otherwise perfected under applicable law (including any conditional sale or other title retention agreement and any license deemed to constitute a security interest and any option or other agreement to give any security interest).

      "LIQUIDATED DAMAGES" has the meaning specified for "Liquidated Damages Amount" in Section 13(d) of the Registration Rights Provisions.

      "LIQUIDATED DAMAGES NOTICE" has the meaning specified in Section 4.10.

      "MANDATORY CONVERSION" has the meaning specified in Section 14.03.

      "MANDATORY CONVERSION DATE" has the meaning specified in Section 14.03.

      "NOTE" or "NOTES" means any Note or Notes, as the case may be, authenticated and delivered under this Indenture.

      "NOTE REGISTER" has the meaning specified in Section 2.05(a).

      "NOTE REGISTRAR" has the meaning specified in Section 2.05(a).

      "NOTEHOLDER" or "HOLDER" as applied to any Note, or other similar terms (but excluding the term "beneficial holder"), means any Person in whose name at the time a particular Note is registered on the Note registrar's books.

      "NONELECTING SHARE" has the meaning specified in Section 14.09.

      "NOTICE DATE" means the date of mailing of the notice of redemption pursuant to Section 3.02.

      "OFFER EXPIRATION TIME" has the meaning specified in Section 14.07(g).

      "OFFICERS' CERTIFICATE", when used with respect to the Company, means a certificate signed by both (a) the Chairman of the Board, the Chief Executive Officer, the President or any Vice President (whether or not designated by a number or numbers or word or words added before or after the title "Vice President") and (b) the Treasurer or any Assistant Treasurer, the Controller or any Assistant Controller, or the Secretary or any Assistant Secretary of the Company.

      "OPINION OF COUNSEL" means an opinion in writing signed by legal counsel, who may be an employee of or counsel to the Company, or other counsel reasonably acceptable to the Trustee.

      "OPTIONAL REDEMPTION" has the meaning specified in Section 3.01.

      "OUTSTANDING", when used with reference to Notes and subject to the provisions of Section 8.04, means, as of any particular time, all Notes authenticated and delivered by the Trustee under this Indenture, except:

      (a) Notes theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

      (b) Notes, or portions thereof, (i) for the redemption of which monies in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Company) or (ii) which shall have been otherwise defeased in accordance with Article 12;

      (c) Notes in lieu of which, or in substitution for which, other Notes shall have been authenticated and delivered pursuant to the terms of Section 2.06; and

      (d) Notes converted into Common Stock pursuant to Article 14 and Notes deemed not outstanding pursuant to Article 3.

      "PERSON" means a corporation, an association, a partnership, a limited liability company, an individual, a joint venture, a joint stock company, a trust, an unincorporated organization or a government or an agency or a political subdivision thereof.

      "PREDECESSOR NOTE" of any particular Note means every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note, and, for the purposes of this definition, any Note authenticated and delivered under Section 2.06 in lieu of a lost, destroyed or stolen Note shall be deemed to evidence the same debt as the lost, destroyed or stolen Note that it replaces.

      "PREMIUM" means any premium payable under the terms of the Notes.

      "PURCHASED SHARES" has the meaning specified in Section 14.07(f).

      "RECORD DATE" has the meaning specified in Section 2.03 with respect to any interest payment date, and for any other purpose means the record date established by the Company for a specified purpose.

      "REGISTRATION RIGHTS PROVISIONS" means the Registration Rights provisions contained in Section 13 of the form of subscription agreement attached as Appendix D to the Company's Confidential Offering Memorandum for the Notes, dated as of August 13, 2004.

      "REPRESENTATIVE" means the trustee, agent or representative for any Senior Indebtedness.

      "RESPONSIBLE OFFICER" means, when used with respect to the Trustee, any officer within the corporate trust department of the Trustee, including any principal, managing director, director, or any other officer of the Trustee who customarily performs functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person's knowledge of, and familiarity with, with the particular subject, and who shall have direct responsibility for the administration of this Indenture.

      "RESTRICTED SECURITIES" has the meaning specified in Section 2.05(b).

      "RIGHTS" has the meaning specified in Section 14.14.

      "RIGHTS AGREEMENT" has the meaning specified in Section 14.14.

      "SECURITIES" has the meaning specified in Section 14.07(d).

      "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, as in effect from time to time.

      "SENIOR INDEBTEDNESS" means all Indebtedness of the Company (present and future) created, incurred, assumed or guaranteed by the Company (and all renewals, extensions, increases or refundings thereof), including the principal of, premium, if any, and unpaid interest thereon (whether accruing before or after filing of any petition in bankruptcy or any similar proceeding by or against the Company and whether or not allowed as a claim in bankruptcy or any similar proceeding) unless, in the case of any particular Indebtedness, renewal, extension, increase or refunding, the instrument creating or evidencing the same or the assumption or guarantee thereof expressly provides that such Indebtedness, renewal extension, increase or refunding shall not be senior in right of payment to the Notes.

      Notwithstanding anything to the contrary in the foregoing, Senior Indebtedness shall not include: (a) Indebtedness or amounts owed for goods or materials purchased in the ordinary course of business for services; (b) Indebtedness evidenced by the Company's 7% Convertible Notes due 2008 and the indenture related thereto; (c) Indebtedness evidenced by the Notes and this Indenture, and (d) Indebtedness of the Company owed to any Subsidiary of the Company.

      "STANDARD LIFE DIVESTITURE" means the sale of all or substantially all of the capital stock or assets, substantially as an entirety, of Standard Life Insurance Company of Indiana.

      "SUBSIDIARY" means, with respect to any Person (which for purposes of this definition shall include any successor obligor on the Notes) (a) a corporation at least fifty percent of whose capital stock with voting power, under ordinary circumstances, to elect directors is at the time, directly or indirectly, owned by such Person, or by such Person and one or more Subsidiaries of such Person, or by one or more Subsidiaries of such Person, or (b) a partnership in which such Person or a Subsidiary or such Person is, at the time, a general partner of such partnership, or (c) any other Person (other than a corporation or a partnership) in which such Person, one or more Subsidiaries of such Person, or such Person and one or more Subsidiaries of such Person, directly or indirectly, at the date of determination thereof has (1) at least fifty percent ownership interest or (2) the power to elect or direct the elections of at least a majority of the directors or other governing body of such Person.

      "TRADING DAY" shall mean (a) if the Common Stock or other applicable security is quoted on the Nasdaq National Market, a day on which trades may be made thereon or (b) if the applicable security is listed or admitted for trading on the New York Stock Exchange or such other national securities exchange, a day on which the New York Stock Exchange or another national securities exchange is open for business or (c) if the applicable security is not so listed, admitted for trading or quoted, any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

      "TRIGGER EVENT" has the meaning specified in Section 14.07(d).

      "TRUST INDENTURE ACT" means the Trust Indenture Act of 1939, as amended, as it was in force at the date of this Indenture, except as provided in Sections
10.03 and 14.09; provided that if the Trust Indenture Act of 1939 is amended after the date hereof, the term "Trust Indenture Act" shall mean, to the extent required by such amendment, the Trust Indenture Act of 1939 as so amended.

      "TRUSTEE" means U.S. Bank National Association and its successors and any corporation resulting from or surviving any consolidation or merger to which it or its successors may be a party and any successor trustee at the time serving as successor trustee hereunder.

                                   ARTICLE 2
        ISSUE, DESCRIPTION, EXECUTION, REGISTRATION AND EXCHANGE OF NOTES

      Section 2.01 Designation Amount and Issue of Notes. The Notes shall be designated as "6% Convertible Notes Due 2008". Notes not to exceed the aggregate principal amount of $10,000,000 (except pursuant to Sections 2.05, 2.06, 3.03,
3.05 and 14.02 hereof) upon the execution of this Indenture, or from time to time thereafter, may be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Notes to or upon the written order of the Company, which order shall be signed by its Chairman of the Board, Chief Executive Officer, President or any Vice President (whether or not designated by a number or numbers or word or words added before or after the title "Vice President") and its Treasurer or any Assistant Treasurer, its Controller or any Assistant Controller or its Secretary or any Assistant Secretary, without any further action by the Company hereunder.

      Section 2.02 Form of Notes. The Notes and the Trustee's certificate of authentication to be borne by such Notes shall be substantially in the form set forth in Exhibit A. The terms and provisions contained in the form of Note attached as Exhibit A hereto shall constitute, and are hereby expressly made, a part of this Indenture and, to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

      Any of the Notes may have such letters, numbers or other marks of identification and such notations, legends, endorsements or changes as the officers executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange or automated quotation system on which the Notes may be listed, or to conform to usage, or to indicate any special limitations or restrictions to which any particular Notes are subject.

      Section 2.03 Date and Denomination of Notes; Payments of Interest. Subject to Section 2.02, the Notes shall be issuable in registered form without coupons in denominations of $1,000 principal amount and multiples thereof. Each Note shall be dated the date of its authentication and shall bear interest from the date specified on the face of the form of Note attached as Exhibit A hereto. Interest on the Notes shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

      The Person in whose name any Note (or its Predecessor Note) is registered on the Note register at the close of business on any record date with respect to any interest payment date shall be entitled to receive the interest payable on such interest payment date, except that the interest payable upon redemption or repurchase will be payable to the Person to whom principal is payable pursuant to such redemption or repurchase (unless the redemption date or the Repurchase Date, as the case may be, is an interest payment date, in which case the quarterly payment of interest becoming due on such date shall be payable to the holders of such Notes registered as such on the applicable record date). Interest shall be payable at the office of the Company maintained by the Company for such purposes in the City of New York, State of New York, which shall initially be the corporate trust office of the Trustee, located at 100 Wall Street, Suite 1600, New York, New York 10005, or at the Corporate Trust Office of the Trustee, and may, as the Company shall specify to the paying agent in writing by each record date, be paid either (i) by check mailed to the address of the Person entitled thereto as it appears in the Note register (provided that any holder of Notes with an aggregate principal amount in excess of $500,000 shall, at the written election of such holder (such election to be made prior to the relevant record date and to contain appropriate wire transfer information), be paid by wire transfer in immediately available funds) or (ii) by transfer to an account maintained by such Person located in the United States. The term "RECORD DATE" with respect to any interest payment date shall mean the December 15 and June 15 preceding the applicable January 1 or July 1 interest payment date, respectively.

      Any interest on any Note which is payable, but is not punctually paid or duly provided for, on any January 1 or July 1 (herein called "DEFAULTED INTEREST") shall forthwith cease to be payable to the Noteholder on the relevant record date by virtue of his having been such Noteholder, and such Defaulted Interest shall be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

      (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered at the close of business on a special record date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Note and the date of the proposed payment

(which shall be not less than twenty-five (25) days after the receipt by the Trustee of such notice, unless the Trustee shall consent to an earlier date), and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a special record date for the payment of such Defaulted Interest which shall be not more than fifteen (15) days and not less than ten (10) days prior to the date of the proposed payment, and not less than ten (10) days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such special record date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the special record date therefor to be mailed, first-class postage prepaid, to each holder at his address as it appears in the Note register, not less than ten (10) days prior to such special record date. Notice of the proposed payment of such Defaulted Interest and the special record date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered at the close of business on such special record date and shall no longer be payable pursuant to the following clause (2) of this Section 2.03.

      (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Notes may be listed or designated for issuance, and upon such notice as may be required by such exchange or automated quotation system, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

      Section 2.04 Execution of Notes. The Notes shall be signed in the name and on behalf of the Company by the manual or facsimile signature of its Chairman of the Board, Chief Executive Officer, President or any Vice President (whether or not designated by a number or numbers or word or words added before or after the title "Vice President"). Only such Notes as shall bear thereon a certificate of authentication substantially in the form set forth on the form of Note attached as Exhibit A hereto, manually executed by the Trustee (or an authenticating agent appointed by the Trustee as provided by Section 16.11), shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee (or such an authenticating agent) upon any Note executed by the Company shall be conclusive evidence that the Note so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the benefits of this Indenture.

      In case any officer of the Company who shall have signed any of the Notes shall cease to be such officer before the Notes so signed shall have been authenticated and delivered by the Trustee, or disposed of by the Company, such Notes nevertheless may be authenticated and delivered or disposed of as though the person who signed such Notes had not ceased to be such officer of the Company, and any Note may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Note, shall be the proper officers of the Company, although at the date of the execution of this Indenture any such person was not such an officer.

      Section 2.05 Exchange and Registration of Transfer of Notes; Restrictions on Transfer. (a) The Company shall cause to be kept at the Corporate Trust Office a register (the register maintained in such office and in any other office or agency of the Company designated pursuant to Section 4.02 being herein sometimes collectively referred to as the "NOTE REGISTER") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Notes and of transfers of Notes. The Note register shall be in written form or in any form capable of being converted into written form within a reasonably prompt period of time. The Trustee is hereby appointed "NOTE REGISTRAR" for the purpose of registering Notes and transfers of Notes as herein provided. The Company may appoint one or more co-registrars in accordance with
Section 4.02.

      Upon surrender for registration of transfer of any Note to the Note registrar or any co-registrar, and satisfaction of the requirements for such transfer set forth in this Section 2.05, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations and of a like aggregate principal amount and bearing such restrictive legends as may be required by this Indenture.

      Notes may be exchanged for other Notes of any authorized denominations and of a like aggregate principal amount, upon surrender of the Notes to be exchanged at any such office or agency maintained by the Company pursuant to
Section 4.02. Whenever any Notes are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Notes which the Noteholder making the exchange is entitled to receive bearing registration numbers not contemporaneously outstanding.

      All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

      All Notes presented or surrendered for registration of transfer or for exchange, redemption, repurchase or conversion shall (if so required by the Company or the Note registrar) be duly endorsed, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company, and the Notes shall be duly executed by the Noteholder thereof or his attorney duly authorized in writing.

      No service charge shall be made to any holder for any registration of transfer or exchange of Notes, but either the Company, the Trustee or both may require payment by the holder of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes.

      Neither the Company nor the Trustee nor any Note registrar shall be required to exchange or register a transfer of (a) any Notes for a period of fifteen (15) days next preceding any selection of Notes to be redeemed, (b) any Notes or portions thereof called for redemption pursuant to Section 3.02, (c) any Notes or portions thereof surrendered for conversion pursuant to Article 14, or (d) any Notes or portions thereof tendered for redemption (and not withdrawn) pursuant to Section 3.05.

            (b) Every Note that bears or is required under this Section 2.05(b) to bear the legend set forth in this Section 2.05(b) (together with any Common Stock issued upon conversion of the Notes and required to bear the legend set forth in Section 2.05(c), collectively, the "RESTRICTED SECURITIES") shall be subject to the restrictions on transfer set forth in this Section 2.05(b) (including those set forth in the legend below) unless such restrictions on transfer shall be waived by written consent of the Company, and the holder of each such Restricted Security, by such Noteholder's acceptance thereof, agrees to be bound by all such restrictions on transfer. As used in Sections Section 2.05(b) and Section 2.05(c), the term "TRANSFER" encompasses any sale, pledge, loan, transfer or other disposition whatsoever of any Restricted Security or any interest therein.

      Until the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision), any certificate evidencing such Note (and all securities issued in exchange therefor or substitution thereof, other than Common Stock, if any, issued upon conversion thereof, which shall bear the legend set forth in Section 2.05(c), if applicable) shall bear a legend in substantially the following form, unless such Note has been sold pursuant to a registration statement that has been declared effective under the Securities Act (and which continues to be effective at the time of such transfer), or unless otherwise agreed by the Company in writing, with written notice thereof to the Trustee:

THE NOTE EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS AN "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501 UNDER THE SECURITIES
ACT); (2) AGREES THAT IT WILL NOT, PRIOR TO EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THIS NOTE UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), RESELL OR OTHERWISE TRANSFER THIS NOTE OR THE COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE EXCEPT (A) TO STANDARD MANAGEMENT CORPORATION OR ANY

SUBSIDIARY THEREOF, (B) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (C) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT (AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER); (3) PRIOR TO SUCH TRANSFER (OTHER THAN A TRANSFER PURSUANT TO CLAUSE (2)(C) ABOVE), IT WILL FURNISH TO U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE AND UPON THE COMPANY'S REQUEST, TO THE COMPANY), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT; AND (4) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THIS NOTE PURSUANT TO CLAUSE (2)(C) ABOVE OR UPON ANY TRANSFER OF THIS NOTE UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), ACCOMPANIED BY AN OPINION OF COUNSEL DELIVERED TO THE TRUSTEE AND THE ISSUER BY THE TRANSFEROR TO THE EFFECT THAT THE HOLDING PERIOD APPLICABLE TO SALES OF THIS NOTE UNDER SUCH RULE 144(K) HAS EXPIRED, THAT THIS NOTE IS NO LONGER A "RESTRICTED SECURITY" AS THAT TERM IS DEFINED IN THE INDENTURE AND THAT REMOVAL OF THIS LEGEND FROM SUCH NOTE IS PERMITTED UNDER THIS INDENTURE.. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING RESTRICTION.

      The Company shall instruct the Trustee in writing as to any certifications, legal opinions or other information required to be delivered pursuant to the restrictions set forth in the foregoing legend in connection with any requested transfer or exchange of a Note (or requested removal of such legend). Any Note (or security issued in exchange or substitution therefor) as to which such restrictions on transfer shall have expired in accordance with their terms or as to conditions for removal of the foregoing legend set forth therein have been satisfied may, upon surrender of such Note for exchange to the Note registrar in accordance with the provisions of this Section 2.05, be exchanged for a new Note or Notes, of like tenor and aggregate principal amount, which shall not bear the restrictive legend required by this Section 2.05(c).

            (c) Until the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision), any stock certificate representing Common Stock issued upon conversion of any Note shall bear a legend in substantially the following form, unless such Common Stock has been sold pursuant to a registration statement that has been declared effective under the Securities Act (and which continues to be effective at the time of such transfer) or such Common Stock has been issued upon conversion of Notes that have been transferred pursuant to a registration statement that has been declared effective under the Securities Act, or unless otherwise agreed by the Company in writing with written notice thereof to the transfer agent:

THE COMMON STOCK EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. THE HOLDER HEREOF AGREES THAT, UNTIL THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE COMMON STOCK EVIDENCED HEREBY, UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), (1) IT WILL NOT RESELL OR OTHERWISE TRANSFER THE COMMON STOCK EVIDENCED HEREBY EXCEPT
(A) TO STANDARD MANAGEMENT CORPORATION OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (C) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT (AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER); (2) PRIOR TO SUCH TRANSFER (OTHER THAN A TRANSFER PURSUANT TO CLAUSE (1)(C) ABOVE), IT WILL FURNISH TO MELLON INVESTOR SERVICES, AS TRANSFER AGENT (OR A SUCCESSOR TRANSFER AGENT, AS APPLICABLE AND UPON THE COMPANY'S REQUEST, TO THE COMPANY), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT; AND (3) IT WILL DELIVER TO EACH PERSON TO WHOM THE COMMON STOCK EVIDENCED HEREBY IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE (1)(C) ABOVE) A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THE COMMON STOCK EVIDENCED HEREBY PURSUANT TO CLAUSE (1)(C) ABOVE OR UPON ANY TRANSFER OF THE COMMON STOCK EVIDENCED HEREBY AFTER THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION).

      Any such Common Stock as to which such restrictions on transfer shall have expired in accordance with their terms or as to which the conditions for removal of the foregoing legend set forth therein have been satisfied may, upon surrender of the certificates representing such shares of Common Stock for exchange in accordance with the procedures of the transfer agent for the Common Stock, be exchanged for a new certificate or certificates for a like number of shares of Common Stock, which shall not bear the restrictive legend required by this Section 2.05(c).

      (d) Any Note or Common Stock issued upon the conversion of a Note that, prior to the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision), is purchased or owned by the Company or any Affiliate thereof may not be resold by the Company or such Affiliate unless registered under the Securities Act or resold pursuant to an exemption from the registration requirements of the Securities Act in a transaction which results in such Notes or Common Stock, as the case may be, no longer being "RESTRICTED SECURITIES" (as defined under Rule 144).

      (e) Neither the Note Registrar nor the Trustee shall be under any duty to monitor or determine compliance with any federal, state or other securities or tax laws that may be applicable in connection with any of the matters addressed in this Section 2.05; provided, however, that if a certificate or opinion is specifically required by the express terms of this Section 2.05 to be delivered to the Trustee as a requirement to the registration of a Note transfer, the Trustee shall be, under a duty to receive such certificate or opinion and to examine it for compliance on its face with the applicable requirements of this
Section 2.05 prior to registration of such transfer.

      Section 2.06 Mutilated, Destroyed, Lost or Stolen Notes. In case any Note shall become mutilated or be destroyed, lost or stolen, the Company in its discretion may execute, and upon its written request the Trustee or an authenticating agent appointed by the Trustee shall authenticate and make available for delivery, a new Note, bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated Note, or in lieu of and in substitution for the Note so destroyed, lost or stolen. In every case, the applicant for a substituted Note shall furnish to the Company, to the Trustee, and, if applicable, to such authenticating agent such security or indemnity as may be required by them to save each of them harmless for any loss, liability, cost or expense caused by or connected with such substitution, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company, to the Trustee, and, if applicable, to such authenticating agent evidence to their satisfaction of the destruction, loss or theft of such Note and of the ownership thereof.

      Following receipt by the Trustee or such authenticating agent, as the case may be, of satisfactory security or indemnity and evidence, as described in the preceding paragraph, the Trustee or such authenticating agent may authenticate any such substituted Note and make available for delivery such Note. Upon the issuance of any substituted Note, either the Company, the Trustee or both may require the payment by the holder of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. In case any Note which has matured or is about to mature or has been called for redemption or has been tendered for redemption upon a Fundamental Change (and not withdrawn) or has been surrendered for repurchase on a Repurchase Date (and not withdrawn) or is to be converted into Common Stock shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Note, pay or authorize the payment of or convert or authorize the conversion of the same (without surrender thereof except in the case of a mutilated Note), as the case may be, if the applicant for such payment or conversion shall furnish to the Company, to the Trustee, and, if applicable, to such authenticating agent such security or indemnity as may be required by them to save each of them harmless for any loss, liability, cost or expense caused by or in connection with such substitution, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company, the Trustee, and, if applicable, any paying agent or conversion agent evidence to their satisfaction of the destruction, loss or theft of such Note and of the ownership thereof.

      Every substitute Note issued pursuant to the provisions of this Section
2.06 by virtue of the fact that any Note is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Note shall be found at any time, and shall be entitled to all the benefits of (but shall be subject to all the limitations set forth in) this Indenture equally and proportionately with any and all other Notes duly issued hereunder. To the extent permitted by law, all Notes shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment or conversion or redemption or repurchase of mutilated, destroyed, lost or stolen Notes and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment or conversion or redemption or repurchase of negotiable instruments or other securities without their surrender.

      Section 2.07 Temporary Notes. Pending the preparation of Notes in certificated form, the Company may execute and the Trustee or an authenticating agent appointed by the Trustee shall, upon the written request of the Company, authenticate and deliver temporary Notes (typewritten, printed or lithographed). Temporary Notes shall be issuable in any authorized denomination, and substantially in the form of the Notes in certificated form, but with such omissions, insertions and variations as may be appropriate for temporary Notes, all as may be determined by the Company. Every such temporary Note shall be executed by the Company and authenticated by the Trustee or such authenticating agent upon the same conditions and in substantially the same manner, and with the same effect, as the Notes in certificated form. Without unreasonable delay, the Company will execute and deliver to the Trustee or such authenticating agent Notes in certificated form and thereupon any or all temporary Notes may be surrendered in exchange therefor, at each office or agency maintained by the Company pursuant to Section 4.02 and the Trustee or such authenticating agent shall authenticate and make available for delivery in exchange for such temporary Notes an equal aggregate principal amount of Notes in certificated form. Such exchange shall be made by the Company at its own expense and without any charge therefor. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits and subject to the same limitations under this Indenture as Notes in certificated form authenticated and delivered hereunder.

      Section 2.08 Cancellation of Notes. If the Company shall acquire any of the Notes, such acquisition shall not operate as a redemption, repurchase or satisfaction of the indebtedness represented by such Notes unless and until the same are delivered to the Trustee for cancellation. All Notes surrendered for the purpose of payment, redemption, repurchase, conversion, exchange or registration of transfer shall, if surrendered to the Company or any paying agent or any Note registrar or any conversion agent, be surrendered to the Trustee and promptly canceled by it, or, if surrendered to the Trustee, shall be promptly canceled by it, and no Notes shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee shall dispose of such canceled Notes in accordance with its customary procedures.

      Section 2.09 CUSIP Numbers. The Company in issuing the Notes may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Noteholders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Notes, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the "CUSIP" numbers.

                                   ARTICLE 3
                               REDEMPTION OF NOTES

      Section 3.01 Redemption of Notes at the Option of the Company. Except as otherwise provided in Section 3.05, the Company may not redeem any Notes prior to November 30, 2006. At any time on or after November 30, 2006 and prior to maturity, the Notes may be redeemed at the option of the Company (an "OPTIONAL REDEMPTION"), in whole or in part, upon notice as set forth in Section 3.02, at a redemption price of 100% of the principal amount, together with accrued and unpaid interest, if any, to, but excluding the date fixed for redemption if the Closing Sale Price of the Common Stock, as determined by the Company, exceeds 140% of the Conversion Price for at least 10 Trading Days in the 20 consecutive Trading Days ending on the Trading Day immediately preceding the date of mailing of the notice of redemption (such redemption right to continue once in effect through close of business on the redemption date specified in such notice, regardless of subsequent changes in the closing sale price of the Common Stock).

      Section 3.02 Notice of Optional Redemption; Selection of Notes. In case the Company shall desire to exercise the right to redeem all or, as the case may be, any part of the Notes pursuant to Section 3.01, it shall fix a date for redemption and it or, at its written request received by the Trustee not fewer than forty-five (45) days prior (or such shorter period of time as may be acceptable to the Trustee) to the date fixed for redemption, the Trustee in the name of and at the expense of the Company, shall mail or cause to be mailed a notice of such redemption not fewer than thirty (30) nor more than sixty (60) days prior to the redemption date to each holder of Notes so to be redeemed as a whole or in part at its last address as the same appears on the Note register; provided that if the Company shall give such notice, it shall also give written notice of the redemption date to the Trustee. Such mailing shall be by first class mail. The notice, if mailed in the manner herein provided, shall be conclusively presumed to have been duly given, whether or not the holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the holder of any Note designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Note. Concurrently with the mailing of any such notice of redemption, the Company shall issue a press release announcing such redemption, the form and content of which press release shall be determined by the Company in its sole discretion. The failure to issue any such press release or any defect therein shall not affect the validity of the redemption notice or any of the proceedings for the redemption of any Note called for redemption.

      Each such notice of redemption shall specify the aggregate principal amount of Notes to be redeemed, the CUSIP number or numbers (if any) of the Notes being redeemed, the date fixed for redemption (which shall be a Business
Day), the redemption price at which Notes are to be redeemed, the place or places of payment, that payment will be made upon presentation and surrender of such Notes, that interest accrued to the date fixed for redemption will be paid as specified in said notice, and that on and after said date interest thereon or on the portion thereof to be redeemed will cease to accrue. Such notice shall also state the current Conversion Rate and the date on which the right to convert such Notes or portions thereof into Common Stock will expire. If fewer than all the Notes are to be redeemed, the notice of redemption shall identify the Notes to be redeemed (including CUSIP numbers, if any). In case any Note is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that, on and after the redemption date, upon surrender of such Note, a new Note or Notes in principal amount equal to the unredeemed portion thereof will be issued.

      On or prior to the redemption date specified in the notice of redemption given as provided in this Section 3.02, the Company will deposit with the Trustee or with one or more paying agents (or, if the Company is acting as its own paying agent, set aside, segregate and hold in trust as provided in Section 4.04) an amount of money in immediately available funds sufficient to redeem on the redemption date all the Notes (or portions thereof) so called for redemption (other than those theretofore surrendered for conversion into Common Stock) at the appropriate redemption price, together with accrued interest to, but excluding, the redemption date; provided that if such payment is made on the redemption date it must be received by the Trustee or paying agent, as the case may be, by 10:00 a.m., New York City time, on such date. The Company shall be entitled to retain any interest, yield or gain on amounts deposited with the Trustee or any paying agent pursuant to this Section 3.02 in excess of amounts required hereunder to pay the redemption price and accrued interest to, but excluding, the redemption date. If any Note called for redemption is converted pursuant hereto prior to such redemption date, any money deposited with the Trustee or any paying agent or so segregated and held in trust for the redemption of such Note shall be paid to the Company upon its written request, or, if then held by the Company, shall be discharged from such trust. Whenever any Notes are to be redeemed pursuant to Section 3.01, the Company will give the Trustee written notice in the form of an Officers' Certificate not fewer than forty-five (45) days (or such shorter period of time as may be acceptable to the Trustee) prior to the redemption date as to the aggregate principal amount of Notes to be redeemed, the date fixed for redemption and certifying that the Closing Sale Price of the Common Stock of the Company exceeds 140% of the Conversion Price for the number of Trading Days as and when required by Section 3.01.

      If less than all of the outstanding Notes are to be redeemed, the Trustee shall select the Notes or portions thereof in certificated form to be redeemed (in principal amounts of $1,000 or multiples thereof) by lot, on a pro rata basis or by another method the Trustee deems fair and appropriate. If any Note selected for partial redemption is submitted for conversion in part after such selection, the portion of such Note submitted for conversion shall be deemed (so far as may be possible) to be the portion to be selected for redemption. The Notes (or portions thereof) so selected shall be deemed duly selected for redemption for all purposes hereof, notwithstanding that any such Note is submitted for conversion in part before the mailing of the notice of redemption.

      Upon any redemption of less than all of the outstanding Notes, the Company and the Trustee may (but need not), solely for purposes of determining the pro rata allocation among such Notes as are unconverted and outstanding at the time of redemption, treat as outstanding any Notes surrendered for conversion during the period of fifteen (15) days next preceding the mailing of a notice of redemption and may (but need not) treat as outstanding any Note authenticated and delivered during such period in exchange for the unconverted portion of any Note converted in part during such period.

      Section 3.03 Payment of Notes Called for Redemption by the Company. If notice of redemption has been given as provided in Section 3.02, the Notes or portion of Notes with respect to which such notice has been given shall, unless converted into Common Stock pursuant to the terms hereof, become due and payable on the date fixed for redemption and at the place or places stated in such notice at the applicable redemption price, together with interest accrued to (but excluding) the redemption date, and on and after said date (unless the Company shall default in the payment of such Notes at the redemption price, together with interest accrued to said date) interest on the Notes or portion of Notes so called for redemption shall cease to accrue and, after the close of business on the Business Day immediately preceding the redemption date, such Notes shall cease to be convertible into Common Stock (except as provided in the last sentence of this Section 3.03) and, except as provided in Sections 7.05 and 12.04, to be entitled to any benefit or security under this Indenture, and the holders thereof shall have no right in respect of such Notes except the right to receive the redemption price thereof and unpaid interest to (but excluding) the redemption date. On presentation and surrender of such Notes at a place of payment in said notice specified, the said Notes or the specified portions thereof shall be paid and redeemed by the Company at the applicable redemption price, together with interest accrued thereon to, but excluding, the redemption date; provided that if the applicable redemption date is an interest payment date, the interest payable on such interest payment date shall be payable to the holders of record of such Notes on the applicable record date instead of the holders surrendering such Notes for redemption on such date.

      Upon presentation of any Note redeemed in part only, the Company shall execute and the Trustee shall authenticate and make available for delivery to the holder thereof, at the expense of the Company, a new Note or Notes, of authorized denominations, in principal amount equal to the unredeemed portion of the Notes so presented.

      Notwithstanding the foregoing, the Trustee shall not redeem any Notes or mail any notice of redemption during the continuance of a default in payment of interest or premium, if any, on the Notes. If any Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal and premium, if any, shall, until paid or duly provided for, bear interest from the redemption date at a rate equal to 1% per annum plus the rate borne by the Note (without duplication of the 1% increase provided for under Section 6.02) and such Note shall remain convertible into Common Stock until the principal and premium, if any, and interest shall have been paid or duly provided for.

      Section 3.04 Conversion Arrangement on Call for Redemption In connection with any redemption of Notes, the Company may arrange for the purchase and conversion of any Notes by an agreement with one or more investment banks or other purchasers to purchase such Notes by paying to the Trustee in trust for the Noteholders, on or before the date fixed for redemption, an amount not less than the applicable redemption price, together with interest accrued to, but excluding, the date fixed for redemption, of such Notes. Notwithstanding anything to the contrary contained in this Article 3, the obligation of the Company to pay the redemption price of such Notes, together with interest accrued to, but excluding, the date fixed for redemption, shall be deemed to be satisfied and discharged to the extent such amount is so paid by such purchasers. If such an agreement is entered into, a copy of which will be filed with the Trustee prior to the date fixed for redemption, any Notes not duly surrendered for conversion by the holders thereof may, at the option of the Company, be deemed, to the fullest extent permitted by law, acquired by such purchasers from such holders and (notwithstanding anything to the contrary contained in Article 14) surrendered by such purchasers for conversion, all as of immediately prior to the close of business on the date fixed for redemption (and the right to convert any such Notes shall be extended through such time), subject to payment of the above amount as aforesaid. At the direction of the Company, the Trustee shall hold and dispose of any such amount paid to it in the same manner as it would monies deposited with it by the Company for the redemption of Notes. Without the Trustee's prior written consent, no arrangement between the Company and such purchasers for the purchase and conversion of any Notes shall increase or otherwise affect any of the powers, duties, responsibilities or obligations of the Trustee as set forth in this Indenture.

      Section 3.05 Redemption at Option of Holders Upon a Fundamental Change.
(a) If there shall occur a Fundamental Change at any time prior to maturity of the Notes, then each Noteholder shall have the right, at such holder's option, to require the Company to redeem all of such holder's Notes, or any portion thereof that is a multiple of $1,000 principal amount, on the date (the "FUNDAMENTAL CHANGE REDEMPTION DATE") that is thirty (30) days after the date of the Fundamental Change Notice (as defined in Section 3.05(b)) of such Fundamental Change (or, if such 30th day is not a Business Day, the next succeeding Business Day) at a redemption price equal to 100% of the principal amount thereof, together with accrued interest to, but excluding, the Fundamental Change Redemption Date; provided that if such Fundamental Change Redemption Date is an interest payment date, then the interest payable on such interest payment date shall be paid to the holders of record of the Notes on the applicable record date instead of the holders surrendering the Notes for redemption on such date.

      Upon presentation of any Note redeemed in part only, the Company shall execute and, upon the Company's written direction to the Trustee, the Trustee shall authenticate and make available for delivery to the holder thereof, at the expense of the Company, a new Note or Notes, of authorized denominations, in aggregate principal amount equal to the unredeemed portion of the Notes presented.

            (b) On or before the tenth day after the occurrence of a Fundamental Change, the Company or at its written request (which must be received by the Trustee at least five (5) Business Days prior to the date the Trustee is requested to give notice as described below, unless the Trustee shall agree in writing to a shorter period), the Trustee, in the name of and at the expense of the Company, shall mail or cause to be mailed to all holders of record on the date of the Fundamental Change a notice (the "FUNDAMENTAL CHANGE NOTICE") of the occurrence of such Fundamental Change and of the redemption right at the option of the holders arising as a result thereof. Such notice shall, in any case, be prepared by the Company. Such notice shall be mailed in the manner and with the effect set forth in the first paragraph of Section 3.02 (without regard for the time limits set forth therein). If the Company shall give such notice, the Company shall also deliver a copy of the Fundamental Change Notice to the

Trustee at such time as it is mailed to Noteholders. Concurrently with the mailing of any Fundamental Change Notice, the Company shall issue a press release announcing such Fundamental Change referred to in the Fundamental Change Notice, the form and content of which press release shall be determined by the Company in its sole discretion. The failure to issue any such press release or any defect therein shall not affect the validity of the Fundamental Change Notice or any proceedings for the redemption of any Note which any Noteholder may elect to have the Company redeem as provided in this Section 3.05. The Trustee shall not be under a duty to verify any determination by the Company of the occurrence of a Fundamental Change or independently to determine whether a Fundamental Change has occurred, from time to time.

      Each Fundamental Change Notice shall specify the circumstances constituting the Fundamental Change, the Fundamental Change Redemption Date, the price at which the Company shall be obligated to redeem Notes, that the holder must exercise the redemption right on or prior to the close of business on the Business Day immediately preceding the Fundamental Change Redemption Date (the "FUNDAMENTAL CHANGE EXPIRATION TIME"), that the holder shall have the right to withdraw any Notes surrendered prior to the Fundamental Change Expiration Time, a description of the procedure which a Noteholder must follow to exercise such redemption right and to withdraw any surrendered Notes, the place or places where the holder is to surrender such holder's Notes, the amount of interest accrued on each Note to (but excluding) the Fundamental Change Redemption Date and the CUSIP number or numbers of the Notes (if any).

      No failure of the Company to give the foregoing notices and no defect therein shall limit the Noteholders' redemption rights or affect the validity of the proceedings for the redemption of the Notes pursuant to this Section 3.05.

            (c) For a Note to be so redeemed at the option of the holder, the Company must receive at the office or agency of the Company maintained for that purpose or, at the option of such holder, the Corporate Trust Office, such Note with the form entitled "Option to Elect Repayment Upon A Fundamental Change" on the reverse thereof duly completed, together with such Notes duly endorsed for transfer, on or before the Fundamental Change Expiration Time. All questions as to the validity, eligibility (including time of receipt) and acceptance of any Note for redemption shall be determined by the Company, whose determination shall be final and binding absent manifest error.

            (d) Prior to 10:00 am (New York City Time) on the Business Day immediately following the Fundamental Change Redemption Date, the Company will deposit with the Trustee or with one or more paying agents (or, if the Company is acting as its own paying agent, set aside, segregate, and hold in trust as provided in Section 4.04) an amount of money sufficient to redeem as of the Fundamental Change Redemption Date all the Notes to be redeemed on such date at the appropriate redemption price, together with accrued interest to, but excluding, the Fundamental Change Redemption Date. Payment for Notes surrendered for redemption (and not withdrawn) prior to the Fundamental Change

Expiration Time will be made promptly (but in no event more than five (5) Business Days) following the Fundamental Change Redemption Date by mailing checks for the amount payable to the holders of such Notes entitled thereto as they shall appear in the Note register.

            (e) In the case of a reclassification, change, consolidation, merger, combination, sale or conveyance to which Section 14.09 applies, in which the Common Stock of the Company is changed or exchanged as a result into the right to receive stock, securities or other property or assets (including cash), which includes shares of Common Stock of the Company or shares of common stock of another Person that are, or upon issuance will be, traded on a United States national securities exchange or approved for trading on an established automated over-the-counter trading market in the United States and such shares constitute at the time such change or exchange becomes effective in excess of 50% of the aggregate fair market value of such stock, securities or other property or assets (including cash) (as determined by the Company, which determination shall be conclusive and binding), then the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, shall execute and deliver to the Trustee a supplemental indenture modifying the provisions of this Indenture relating to the right of holders of the Notes to cause the Company to redeem the Notes following a Fundamental Change, including without limitation the applicable provisions of this Section 3.05 and the definitions of Common Stock and Fundamental Change, as appropriate, as determined in good faith by the Company (which determination shall be conclusive and binding), to make such provisions apply to such other Person if different from the Company and the common stock issued by such Person (in lieu of the Company and the Common Stock of the Company). Such supplemental indenture shall be accompanied by delivery to the Trustee by the Company of an Officers' Certificate and Opinion of Counsel to the effect that such supplemental indenture is in compliance with this Section 3.05(e).

            (f) The Company will comply with the provisions of Rule 13e-4 and any other tender offer rules under the Exchange Act to the extent then applicable in connection with the redemption rights of the holders of Notes in the event of a Fundamental Change.

                                   ARTICLE 4
                       PARTICULAR COVENANTS OF THE COMPANY

      Section 4.01 Payment of Principal, Premium and Interest. The Company covenants and agrees that it will duly and punctually pay or cause to be paid the principal of and premium, if any (including the redemption price upon redemption pursuant to Article 3), and interest (and any Liquidated Damages, if applicable), on each of the Notes at the places, at the respective times and in the manner provided herein and in the Notes.

      Section 4.02 Maintenance of Office or Agency. The Company will maintain an office or agency where the Notes may be surrendered for registration of transfer or exchange or for presentation for payment (a "paying agent") or for conversion (a "conversion agent)", or redemption (a "redemption agent"), and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency not designated or appointed by the Trustee.

      The Company may also from time to time designate co-registrars and one or more offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations. The Company will give prompt written notice of any such designation or rescission and of any change in the location of any such other office or agency.

      The Company hereby initially designates the Trustee as paying agent, Note registrar, Custodian and conversion agent and the Corporate Trust Office shall be considered as one such office or agency of the Company for each of the aforesaid purposes.

      So long as the Trustee is the Note registrar, the Trustee agrees to mail, or cause to be mailed, the notice set forth in Section 7.10(a). If co-registrars have been appointed in accordance with this Section, the Trustee shall mail such notices only to the Company and the holders of Notes it can identify from its records.

      Section 4.03 Appointments to Fill Vacancies in Trustee's Office. The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 7.10, a Trustee, so that there shall at all times be a Trustee hereunder.

      Section 4.04 Provisions as to Paying Agent. (a) If the Company shall appoint a paying agent other than the Trustee, or if the Trustee shall appoint such a paying agent, the Company will cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section 4.04:

                  (1) that it will hold all sums held by it as such agent for the payment of the principal of and premium, if any, or interest on the Notes (whether such sums have been paid to it by the Company or by any other obligor on the Notes) in trust for the benefit of the holders of the Notes;

                  (2) that it will give the Trustee notice of any failure by the
            Company (or by any other obligor on the Notes) to make any payment of the principal of and premium, if any, or interest on the Notes when the same shall be due and payable; and

                  (3) that at any time during the continuance of an Event of
            Default, upon request of the Trustee, it will forthwith pay to the Trustee all sums so held in trust.

      The Company shall, on or before each due date of the principal of, premium, if any, or interest on the Notes, deposit with the paying agent a sum (in funds which are immediately available on the due date for such payment) sufficient to pay such principal, premium, if any, or interest, and (unless such paying agent is the Trustee) the Company will promptly notify the Trustee of any failure to take such action; provided that if such deposit is made on the due date, such deposit shall be received by the paying agent by 10:00 a.m., New York City time, on such date.

            (b) If the Company shall act as its own paying agent, it will, on or before each due date of the principal of, premium, if any, or interest on the Notes, set aside, segregate and hold in trust for the benefit of the holders of the Notes a sum sufficient to pay such principal, premium, if any, or interest so becoming due and will promptly notify the Trustee of any failure to take such action and of any failure by the Company (or any other obligor under the Notes) to make any payment of the principal of, premium, if any, or interest on the Notes when the same shall become due and payable.

            (c) Anything in this Section 4.04 to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust by the Company or any paying agent hereunder as required by this Section 4.04, such sums to be held by the Trustee upon the trusts herein contained and upon such payment by the Company or any paying agent to the Trustee, the Company or such paying agent shall be released from all further liability with respect to such sums.

            (d) Anything in this Section 4.04 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section 4.04 is subject to Sections 12.03 and 12.04.

      The Trustee shall not be responsible for the actions of any other paying agents (including the Company if acting as its own paying agent) and shall have no control of any funds held by such other paying agents.

      Section 4.05 Existence. Subject to Article 11, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence and rights (charter and statutory); provided that the Company shall not be required to preserve any such right if the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Noteholders.

      Section 4.06 Maintenance of Properties. The Company will cause all properties used or useful in the conduct of its business to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any subsidiary and not disadvantageous in any material respect to the Noteholders.

      Section 4.07 Payment of Taxes and Other Claims. The Company will pay or discharge, or cause to be paid or discharged, before the same may become delinquent, (i) all taxes, assessments and governmental charges levied or imposed upon the Company or upon the income, profits or property of the Company,
(ii) all claims for labor, materials and supplies which, if unpaid, might by law become a lien or charge upon the property of the Company and (iii) all stamp taxes and other duties, if any, which may be imposed by the United States or any political subdivision thereof or therein in connection with the issuance, transfer, exchange, conversion, redemption or repurchase of any Notes or with respect to this Indenture; provided that, in the case of clauses (i) and (ii), the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim (A) if the failure to do so will not, in the aggregate, have a material adverse impact on the Company, or
(B) if the amount, applicability or validity is being contested in good faith by appropriate proceedings.

      Section 4.08 Stay, Extension and Usury Laws. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of, premium, if any, or interest on the Notes as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture and the Company (to the extent it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

      Section 4.09 Compliance Certificate. The Company shall deliver to the Trustee, within one hundred twenty (120) days after the end of each fiscal year of the Company, a certificate signed by either the principal executive officer, principal financial officer or principal accounting officer of the Company, stating whether or not to the best knowledge of the signer thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and the status thereof of which the signer may have knowledge.

      The Company will deliver to the Trustee, forthwith upon becoming aware of
(i) any default in the performance or observance of any covenant, agreement or condition contained in this Indenture, or (ii) any Event of Default, an Officers' Certificate specifying with particularity such default or Event of Default and further stating what action the Company has taken, is taking or proposes to take with respect thereto.

      Any notice required to be given under this Section 4.09 shall be delivered to the attention of a Responsible Officer of the Trustee at its Corporate Trust Office.

      Section 4.10 Liquidated Damages Notice. In the event that the Company is required to pay Liquidated Damages to holders of Notes pursuant to the Registration Rights Provisions, the Company will provide written notice ("LIQUIDATED DAMAGES NOTICE") to the Trustee of its obligation to pay Liquidated Damages no later than fifteen (15) days prior to the required payment date for the Liquidated Damages, and the Liquidated Damages Notice shall set forth the amount of Liquidated Damages to be paid by the Company on such payment date. The Trustee shall not at any time be under any duty or responsibility to any holder of Notes to determine the Liquidated Damages, or with respect to the nature, extent or calculation of the amount of Liquidated Damages when made, or with respect to the method employed in such calculation of the Liquidated Damages.

      The Company shall give written notice to the Trustee immediately upon the shelf registration statement required to be filed with the SEC under Section 13(a) of the Registration Rights Provisions being declared effective by the SEC, on which the Trustee may conclusively rely.

                                   ARTICLE 5
          NOTEHOLDERS' LISTS AND REPORTS BY THE COMPANY AND THE TRUSTEE

      Section 5.01 Noteholders' Lists. The Company covenants and agrees that it will furnish or cause to be furnished to the Trustee, quarterly, not more than fifteen (15) days after each December 1, March 1, June 1, and September 1 in each year beginning with December 1, 2004, and at such other times as the Trustee may request in writing, within thirty (30) days after receipt by the Company of any such request (or such lesser time as the Trustee may reasonably request in order to enable it to timely provide any notice to be provided by it hereunder), a list in such form as the Trustee may reasonably require of the names and addresses of the holders of Notes as of a date not more than fifteen
(15) days (or such other date as the Trustee may reasonably request in order to so provide any such notices) prior to the time such information is furnished, except that no such list need be furnished by the Company to the Trustee so long as the Trustee is acting as the sole Note registrar.

      Section 5.02 Preservation and Disclosure of Lists. (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the holders of Notes contained in the most recent list furnished to it as provided in Section 5.01 or maintained by the Trustee in its capacity as Note registrar or co-registrar in respect of the Notes, if so acting. The Trustee may destroy any list furnished to it as provided in Section
5.01 upon receipt of a new list so furnished.

            (b) The rights of Noteholders to communicate with other holders of Notes with respect to their rights under this Indenture or under the Notes, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act, as if it were applicable to the Notes and this Indenture.

            (c) Every Noteholder, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of holders of Notes made pursuant to the Trust Indenture Act.

      Section 5.03 Reports by Trustee. (a) Within sixty (60) days after December 15 of each year commencing with the year 2004, the Trustee shall transmit to holders of Notes such reports dated as of December 15 of the year in which such reports are made concerning the Trustee and its actions under this Indenture as shall be required, if any, pursuant to the Trust Indenture Act (if such Act shall be then applicable to the Notes and this Indenture) at the times and in the manner provided pursuant thereto, as such reports currently being required.

            (b) A copy of such report shall, at the time of such transmission to holders of Notes, be filed by the Trustee with each stock exchange and automated quotation system upon which the Notes are listed and with the Company. The Company will promptly notify the Trustee in writing when the Notes are listed on any stock exchange or automated quotation system or delisted therefrom.

      Section 5.04 Reports by Company. The Company shall file with the Trustee (and the Commission if at any time the Indenture is required to be qualified under the Trust Indenture Act), and transmit to holders of Notes, such information, documents, and other reports and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act, whether or not the Notes are governed by such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within fifteen (15) days after the same is so required to be filed with the Commission (unless the Company files such documents with the Commission via EDGAR). Delivery of such reports, information, and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on an Officers' Certificates).

                                   ARTICLE 6
         REMEDIES OF THE TRUSTEE AND NOTEHOLDERS ON AN EVENT OF DEFAULT

      Section 6.01 Events of Default; Acceleration. In case one or more of the following Events of Default (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall have occurred and be continuing:

            (a) default in the payment of any installment of interest or Liquidated Damages with respect to any of the Notes as and when the same shall become due and payable, and continuance of such default for a period of thirty
(30) days; or

            (b) default in the payment of the principal of or premium, if any, on any of the Notes as and when the same shall become due and payable either at maturity or in connection with any redemption or repurchase, in each case pursuant to Article 3, by acceleration or otherwise (and regardless of whether such payment is to be made in cash, Common Stock or a combination thereof); or

            (c) default in the Company's obligation to provide a Fundamental Change Notice upon a Fundamental Change as provided in Section 3.05; or

            (d) failure on the part of the Company duly to observe or perform any other of the covenants or agreements on the part of the Company in the Notes or in this Indenture (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this Section 6.01 specifically dealt with) continued for a period of sixty (60) days after the date on which written notice of such failure, requiring the Company to remedy the same, shall have been given to the Company by the Trustee, or the Company and a Responsible Officer of the Trustee by the holders of at least twenty-five percent (25%) in aggregate principal amount of the Notes at the time outstanding determined in accordance with Section 8.04; or

            (e) the Company shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due; or

            (f) an involuntary case or other proceeding shall be commenced against the Company seeking liquidation, reorganization or other relief with respect to its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of ninety (90) consecutive days;

then, and in each and every such case (other than an Event of Default specified in Section 6.01(e) or 6.01(f)), unless the principal of all of the Notes shall have already become due and payable, either the Trustee or the holders of not less than twenty-five percent (25%) in aggregate principal amount of the Notes then outstanding hereunder determined in accordance with Section 8.04, by notice in writing to the Company (and to the Trustee if given by Noteholders) specifying the respective Event of Default and stating that it is a "notice of acceleration," may declare the principal of and premium, if any, on all the Notes and the interest accrued thereon to be due and payable immediately, and upon receipt of such notice the same shall become and shall be immediately due and payable. If an Event of Default specified in Section 6.01(e) or (f) occurs, the principal of all the Notes and the interest accrued thereon shall be immediately and automatically due and payable without necessity of further action. This provision, however, is subject to the conditions that if, at any time after the principal of the Notes shall have been so declared due and payable, and before any judgment or decree for the payment of the monies due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all Notes and the principal of and premium, if any, on any and all Notes which shall have become due otherwise than by acceleration (with interest on overdue installments of interest (to the extent that payment of such interest is enforceable under applicable law) and on such principal and premium, if any, at the rate borne by the Notes plus 1%, to the date of such payment or deposit) and amounts due to the Trustee pursuant to
Section 7.06, and if any and all defaults under this Indenture, other than the nonpayment of principal of and premium, if any, and accrued interest on Notes which shall have become due by acceleration, shall have been cured or waived pursuant to Section 6.07, then and in every such case the holders of a majority in aggregate principal amount of the Notes then outstanding, by written notice to the Company and to the Trustee, may waive all defaults or Events of Default and rescind and annul such declaration and its consequences; but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or Event of Default, or shall impair any right consequent thereon. The Company shall notify in writing a Responsible Officer of the Trustee, promptly upon becoming aware thereof, of any Event of Default.

      In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such waiver or rescission and annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company, the holders of Notes, and the Trustee shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company, the holders of Notes, and the Trustee shall continue as though no such proceeding had been taken.

      Section 6.02 Payments of Notes on Default; Suit Therefor. The Company covenants that (a) in case default shall be made in the payment of any installment of interest upon any of the Notes as and when the same shall become due and payable, and such default shall have continued for a period of thirty
(30) days, or (b) in case default shall be made in the payment of the principal of or premium, if any, on any of the Notes as and when the same shall have become due and payable, whether at maturity of the Notes or in connection with any redemption, by or under this Indenture or otherwise, then, upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the holders of the Notes, the whole amount that then shall have become due and payable on all such Notes for principal and premium, if any, or interest, as the case may be, with interest upon the overdue principal and premium, if any, and (to the extent that payment of such interest is enforceable under applicable law) upon the overdue installments of interest at the rate borne by the Notes, plus 1% and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to the Trustee, its agents, attorneys and counsel, and all other amounts due the Trustee under Section 7.06. Until such demand by the Trustee, the Company may pay the principal of and premium, if any, and interest on the Notes to the registered holders, whether or not the Notes are overdue.

      In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or any other obligor on the Notes and collect in the manner provided by law out of the property of the Company or any other obligor on the Notes wherever situated the monies adjudged or decreed to be payable.

      In case there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or any other obligor on the Notes under Title 11 of the United States Code, or any other applicable law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Company or such other obligor, the property of the Company or such other obligor, or in the case of any other judicial proceedings relative to the Company or such other obligor upon the Notes, or to the creditors or property of the Company or such other obligor, the Trustee, irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 6.02, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal, premium, if any, and interest owing and unpaid in respect of the Notes, and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and of the Noteholders allowed in such judicial proceedings relative to the Company or any other obligor on the Notes, its or their creditors, or its or their property, and to collect and receive any monies or other property payable or deliverable on any such claims, and to distribute the same after the deduction of any amounts due the Trustee under Section 7.06, and any receiver, assignee or trustee in bankruptcy or reorganization, liquidator, custodian or similar official is hereby authorized by each of the Noteholders to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to the Noteholders, to pay to the Trustee any amount due it for reasonable compensation, expenses, advances and disbursements, including counsel fees and expenses incurred by it up to the date of such distribution. To the extent that such payment of reasonable compensation, expenses, advances and disbursements out of the estate in any such proceedings shall be denied for any reason, payment of the same shall be secured by a lien on, and shall be paid out of, any and all distributions, dividends, monies, securities, and other property which the holders of the Notes may be entitled to receive in such proceedings, whether in liquidation or under any plan of reorganization or arrangement or otherwise.

      All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Trustee without the possession of any of the Notes, or the production thereof at any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the holders of the Notes.

      In any proceedings brought by the Trustee (and in any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the holders of the Notes, and it shall not be necessary to make any holders of the Notes parties to any such proceedings.

      Section 6.03 Application of Monies Collected by Trustee. Any monies collected by the Trustee pursuant to this Article 6 shall be applied in the order following, at the date or dates fixed by the Trustee for the distribution of such monies, upon presentation of the several Notes, and stamping thereon the payment, if only partially paid, and upon surrender thereof, if fully paid:

            FIRST: To the payment of all amounts due the Trustee under Section 7.06;

            SECOND: In case the principal of the outstanding Notes shall not have become due and be unpaid, to the payment of interest on the Notes in default in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest at the rate borne by the

      Notes plus 1%, such payments to be made ratably to the Persons entitled thereto;

            THIRD: In case the principal of the outstanding Notes shall have become due, by declaration or otherwise, and be unpaid to the payment of the whole amount then owing and unpaid upon the Notes for principal and premium, if any, and interest, with interest on the overdue principal and premium, if any, and (to the extent that such interest has been collected by the Trustee) upon overdue installments of interest at the rate borne by the Notes plus 1%, and in case such monies shall be insufficient to pay in full the whole amounts so due and unpaid upon the Notes, then to the payment of such principal and premium, if any, and interest without preference or priority of principal and premium, if any, over interest, or of interest over principal and premium, if any, or of any installment of interest over any other installment of interest, or of any Note over any other Note, ratably to the aggregate of such principal and premium, if any, and accrued and unpaid interest; and

            FOURTH: To the payment of the remainder, if any, to the Company or any other Person lawfully entitled thereto.

      Section 6.04 Proceedings by Noteholder. No holder of any Note shall have any right by virtue of or by reference to any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture, or for the appointment of a receiver, trustee, liquidator, custodian or other similar official, or for any other remedy hereunder, unless such holder previously shall have given to the Trustee written notice of an Event of Default and of the continuance thereof, as hereinbefore provided, and unless also the holders of not less than twenty-five percent (25%) in aggregate principal amount of the Notes then outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for sixty (60) days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 6.07; it being understood and intended, and being expressly covenanted by the taker and holder of every Note with every other taker and holder and the Trustee, that no one or more holders of Notes shall have any right in any manner whatever by virtue of or by reference to any provision of this Indenture to affect, disturb or prejudice the rights of any other holder of Notes, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Notes (except as otherwise provided herein). For the protection and enforcement of this Section 6.04, each and every Noteholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

      Notwithstanding any other provision of this Indenture and any provision of any Note, the right of any holder of any Note to receive payment of the principal of and premium, if any (including the redemption price upon redemption pursuant to Article 3), and accrued interest on such Note, on or after the respective due dates expressed in such Note or in the event of redemption, or to institute suit for the enforcement of any such payment on or after such respective dates against the Company shall not be impaired or affected without the consent of such holder.

      Anything in this Indenture or the Notes to the contrary notwithstanding, the holder of any Note, without the consent of either the Trustee or the holder of any other Note, in its own behalf and for its own benefit, may enforce, and may institute and maintain any proceeding suitable to enforce, its rights of conversion as provided herein.

      Section 6.05 Proceedings by Trustee. In case of an Event of Default, the Trustee may, in its discretion, proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as are necessary to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

      Section 6.06 Remedies Cumulative and Continuing. Except as provided in
Section 2.06, all powers and remedies given by this Article 6 to the Trustee or to the Noteholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the Trustee or the holders of the Notes, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any holder of any of the Notes to exercise any right or power accruing upon any default or Event of Default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or any acquiescence therein, and, subject to the provisions of Section 6.04, every power and remedy given by this Article 6 or by law to the Trustee or to the Noteholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Noteholders.

      Section 6.07 Direction of Proceedings and Waiver of Defaults by Majority of Noteholders. The holders of a majority in aggregate principal amount of the Notes at the time outstanding determined in accordance with Section 8.04 shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee; provided that (a) such direction shall not be in conflict with any rule of law or with this Indenture, (b) the Trustee may take any other action which is not inconsistent with such direction and (c) the Trustee may decline to take any action that would benefit some Noteholder to the detriment of other Noteholders. The holders of a majority in aggregate principal amount of the Notes at the time outstanding determined in accordance with Section 8.04 may, on behalf of the holders of all of the Notes, waive any past or existing default or Event of Default hereunder and its consequences except:

                  (1) a past or existing default in the payment of interest or premium, if any, on, or the principal of, the Notes (including in connection with an offer to purchase); provided however that holders of a majority in aggregate principal amount of the then outstanding Notes may rescind an acceleration and its consequences, including any related payment default that resulted from such acceleration in accordance with Section 6.01,

                  (2) a failure by the Company to convert any Notes into Common
            Stock,

                  (3) a default in the payment of the redemption price pursuant to Article 3, or

                  (4) a default in respect of a covenant or provisions hereof under Article 10 which by its terms cannot be modified or amended without the consent of the holders of each or all Notes then outstanding or affected thereby.

      Upon any such waiver, the Company, the Trustee and the holders of the Notes shall be restored to their former positions and rights hereunder; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon. Whenever any default or Event of Default hereunder shall have been cured or waived as permitted by this Section 6.07, said default or Event of Default shall for all purposes of the Notes and this Indenture be deemed to have been cured and to be not continuing for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

      Section 6.08 Notice of Defaults. The Trustee shall, within ninety (90) days after a Responsible Officer of the Trustee has knowledge of the occurrence of a default, mail to all Noteholders, as the names and addresses of such holders appear upon the Note register, notice of all defaults known to a Responsible Officer, unless such defaults or Event of Default shall have been cured or waived before the giving of such notice; provided that except in the case of default in the payment of the principal of, or premium, if any, or interest on any of the Notes, the Trustee shall be protected in withholding such notice if and so long as a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Noteholders.

      Section 6.09 Undertaking to Pay Costs. All parties to this Indenture agree, and each holder of any Note by his acceptance thereof shall be deemed to have agreed, that any court may, in its discretion, require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided that the provisions of this Section 6.09 (to the extent permitted by law) shall not apply to any suit instituted by the Trustee, to any suit instituted by any Noteholder, or group of Noteholders, holding in the aggregate more than ten percent in principal amount of the Notes at the time outstanding determined in accordance with Section 8.04, or to any suit instituted by any Noteholder for the enforcement of the payment of the principal of or premium, if any, or interest on any Note on or after the due date expressed in such Note or to any suit for the enforcement of the right to convert any Note in accordance with the provisions of Article 14.

                                    ARTICLE 7
                                   THE TRUSTEE

      Section 7.01 Duties and Responsibilities of Trustee. The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default known to the Trustee has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

      No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

            (a) prior to the occurrence of an Event of Default known to the Trustee and after the curing or waiving of all Events of Default which may have occurred:

the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture and the Trust Indenture Act, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture and the Trust Indenture Act against the Trustee; and

in the absence of bad faith and willful misconduct on the part of the Trustee, the Trustee may conclusively rely as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but, in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

            (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Officers of the Trustee, unless the Trustee was negligent in ascertaining the pertinent facts;

            (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the written direction of the holders of not less than a majority in principal amount of the Notes at the time outstanding determined as provided in Section 8.04 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture;

            (d) whether or not therein provided, every provision of this Indenture relating to the conduct or affecting the liability of, or affording protection to, the Trustee shall be subject to the provisions of this Section;

            (e) the Trustee shall not be liable in respect of any payment (as to the correctness of amount, entitlement to receive or any other matters relating to payment) or notice effected by the Company or any paying agent or any records maintained by any co-registrar with respect to the Notes;

            (f) if any party fails to deliver a notice relating to an event the fact of which, pursuant to this Indenture, requires notice to be sent to the Trustee, the Trustee may conclusively rely on its failure to receive such notice as reason to act as if no such event occurred; and

            (g) the Trustee shall not be deemed to have knowledge of any Event of Default hereunder unless it shall have been notified in writing of such Event of Default by the Company or the holders of at least 10% in aggregate principal amount of the Notes.

      None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

      Section 7.02 Reliance on Documents, Opinions, Etc. Except as otherwise provided in Section 7.01:

            (a) the Trustee may rely and shall be protected in acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, note, coupon or other paper or document

(whether in its original or facsimile form) believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties;

            (b) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company;

            (c) the Trustee may consult with counsel of its own selection and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

            (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Noteholders pursuant to the provisions of this Indenture, unless such Noteholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

            (e) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall upon prior reasonable notice and during normal business hours be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

            (f) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed by it with due care hereunder; and

            (g) any permissive right or power granted to the Trustee hereunder shall not be considered to be a mandatory duty to act.

      Section 7.03 No Responsibility for Recitals, Etc. The recitals contained herein and in the Notes (except in the Trustee's certificate of authentication) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes. The Trustee shall not be accountable for the use or application by the Company of any Notes or the proceeds of any Notes authenticated and delivered by the Trustee in conformity with the provisions of this Indenture.

      Section 7.04 Trustee, Paying Agents, Conversion Agents or Registrar May Own Notes. The Trustee, any authentication agent, any paying agent, any conversion agent or any Note registrar, in its individual or any other capacity, may become the owner or pledgee of Notes with the same rights it would have if it were not Trustee, authentication agent, paying agent, conversion agent or Note registrar.

      Section 7.05 Monies to be Held in Trust. Subject to the provisions of
Section 12.04, all monies received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as may be agreed in writing from time to time by the Company and the Trustee.

      Section 7.06 Compensation and Expenses of Trustee; Indemnification of Trustee; Certain Limits on Liability. The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation for all services rendered by it hereunder in any capacity (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) as mutually agreed to from time to time in writing between the Company and the Trustee, and the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances reasonably incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all Persons not regularly in its employ) except any such expense, disbursement or advance as may arise from the negligence, willful misconduct, recklessness or bad faith of the Trustee. The Company also covenants to indemnify the Trustee (and any officer, director or employee of the Trustee), in any capacity under this Indenture and its agents and any authenticating agent for, and to hold them harmless against, any and all loss, liability, damage, claim, action, suit, cost or expense (including fees and expenses of counsel) including taxes (other than taxes based on the income of the Trustee or such agents) of any kind and nature whatsoever incurred or paid without negligence, willful misconduct, recklessness or bad faith on the part of the Trustee or such officers, directors, employees and agent or authenticating agent, as the case may be, and arising out of or in connection with the acceptance or administration of this trust or the performance of its duties or exercise of its rights or powers hereunder, or in any other capacity hereunder, including the costs and expenses of defending themselves against any claim of liability in the premises. The obligations of the Company under this
Section 7.06 to compensate or indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall be secured by a lien prior to that of the Notes upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the holders of particular Notes. The obligation of the Company under this Section shall survive the satisfaction and discharge of this Indenture and the resignation or removal of the Trustee.

      When the Trustee and its agents and any authenticating agent incur expenses or render services after an Event of Default specified in Section 6.01(e) or Section 6.01(f) with respect to the Company occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any bankruptcy, insolvency or similar laws.

      To the maximum extent permitted by the Trust Indenture Act, in no event shall the Trustee be liable for any indirect, special, punitive, or consequential loss or damage of any kind whatsoever, including, but not limited to, lost profits, even if the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

      In no event shall the Trustee be liable for any failure or delay in the performance of its obligations hereunder because of circumstances beyond its control, including, but not limited to, acts of God, flood, war (whether declared or undeclared), terrorism, fire, riot, embargo, government action, including any laws, ordinances, regulations, governmental action or the like which delay, restrict or prohibit the providing of the services contemplated by this Agreement.

      Section 7.07 Officers' Certificate as Evidence. Except as otherwise provided in Section 7.01, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of bad faith or willful misconduct on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee.

      Section 7.08 Conflicting Interests of Trustee. If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

      Section 7.09 Eligibility of Trustee. There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000 (or if such Person is a member of a bank holding company system, its bank holding company shall have a combined capital and surplus of at least $50,000,000). If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of any supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this
Section 7.09, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

      Section 7.10 Resignation or Removal of Trustee.

            (a) The Trustee may at any time resign by giving written notice of such resignation to the Company and to the holders of Notes. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment thirty (30) days after the mailing of such notice of resignation to the Noteholders, the resigning Trustee may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor trustee, or, if any Noteholder who has been a bona fide holder of a Note or Notes for at least six (6) months may, subject to the provisions of Section 6.09, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

            (b) In case at any time any of the following shall occur:

                  (1) the Trustee shall fail to comply with Section 7.08 after written request therefor by the Company or by any Noteholder who has been a bona fide holder of a Note or Notes for at least six (6) months; or

                  (2) the Trustee shall cease to be eligible in accordance with the provisions of Section 7.09 and shall fail to resign after written request therefor by the Company or by any such Noteholder; or

                  (3) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 6.09, any Noteholder who has been a bona fide holder of a Note or Notes for at least six (6) months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee; provided that if no successor Trustee shall have been appointed and have accepted appointment thirty (30) days after either the Company or the Noteholders has removed the Trustee, the Trustee so removed may petition, at the expense of the Company, any court of competent jurisdiction for an appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

            (c) The holders of a majority in aggregate principal amount of the Notes at the time outstanding may at any time remove the Trustee and nominate a successor trustee which shall be deemed appointed as successor trustee unless, within ten (10) days after notice to the Company of such nomination, the Company objects thereto, in which case the Trustee so removed or any Noteholder, or if such Trustee so removed or any Noteholder fails to act, the Company, upon the terms and conditions and otherwise as in Section 7.10(a) provided, may petition any court of competent jurisdiction for an appointment of a successor trustee.

            (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 7.10 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 7.11.

      Section 7.11 Acceptance by Successor Trustee. Any successor trustee appointed as provided in Section 7.10 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein; but, nevertheless, on the written request of the Company or of the successor trustee, the trustee ceasing to act shall, upon payment of any amount then due it pursuant to the provisions of Section 7.06, execute and deliver an instrument transferring to such successor trustee all the rights and powers of the trustee so ceasing to act. Upon request of any such successor trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a lien upon all property and funds held or collected by such trustee as such, except for funds held in trust for the benefit of holders of particular Notes, to secure any amounts then due it pursuant to the provisions of Section 7.06.

      No successor trustee shall accept appointment as provided in this Section
7.11 unless, at the time of such acceptance, such successor trustee shall be qualified under the provisions of Section 7.08 and be eligible under the provisions of Section 7.09.

      Upon acceptance of appointment by a successor trustee as provided in this
Section 7.11, the Company (or the successor trustee, at the written direction of the Company) shall mail or cause to be mailed notice of the succession of such trustee hereunder to the holders of Notes at their addresses as they shall appear on the Note register. If the Company fails to mail such notice within ten
(10) days after
acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

      Section 7.12 Succession by Merger. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee (including any trust created by this Indenture), shall be the successor to the Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that in the case of any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, such corporation shall be qualified under the provisions of Section 7.08 and eligible under the provisions of Section 7.09.

      In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture, any of the Notes shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee or authenticating agent appointed by such predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Trustee or any authenticating agent appointed by such successor trustee may authenticate such Notes in the name of the successor trustee; and in all such cases such certificates shall have the full force that is provided in the Notes or in this Indenture; provided that the right to adopt the certificate of authentication of any predecessor Trustee or authenticate Notes in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

      Section 7.13 Preferential Collection of Claims. If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Notes), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of the claims against the Company (or any such other obligor).

      Section 7.14 Trustee's Application For Instructions From The Company. Any application by the Trustee for written instructions from the Company (other than with regard to any action proposed to be taken or omitted to be taken by the Trustee that affects the rights of the holders of the Notes or holders of Senior Indebtedness under this Indenture, including, without limitation, under Article 4 hereof) may, at the option of the Trustee, set forth in writing any action proposed to be taken or omitted by the Trustee under this Indenture and the date on and/or after which such action shall be taken or such omission shall be effective. The Trustee shall not be liable for any action taken by, or omission of, the Trustee in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than three (3) Business Days after the date any officer of the Company actually receives such application, unless any such officer shall have consented in writing to any earlier date) unless prior to taking any such action (or the effective date in the case of an omission), the Trustee shall have received written instructions in response to such application specifying the action to be taken or omitted.

                                    ARTICLE 8
                                 THE NOTEHOLDERS

      Section 8.01 Action by Noteholders. Whenever in this Indenture it is provided that the holders of a specified percentage in aggregate principal amount of the Notes may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action, the holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by Noteholders in person or by agent or proxy appointed in writing, or (b) by the record of the holders of Notes voting in favor thereof at any meeting of Noteholders duly called and held in accordance with the provisions of Article 9, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Noteholders. Whenever the Company or the Trustee solicits the taking of any action by the holders of the Notes, the Company or the Trustee may fix in advance of such solicitation, a date as the record date for determining holders entitled to take such action. The record date shall be not more than fifteen
(15) days prior to the date of commencement of solicitation of such action.

      Section 8.02 Proof of Execution by Noteholders. Subject to the provisions of Sections 7.01, 7.02 and 9.05, proof of the execution of any instrument by a Noteholder or its agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The holding of Notes shall be proved by the registry of such Notes or by a certificate of the Note registrar.

      The record of any Noteholders' meeting shall be proved in the manner provided in Section 9.06.

      Section 8.03 Who Are Deemed Absolute Owners. The Company, the Trustee, any authenticating agent, any paying agent, any conversion agent and any Note registrar may deem the Person in whose name such Note shall be registered upon the Note register to be, and may treat it as, the absolute owner of such Note (whether or not such Note shall be overdue and notwithstanding any notation of ownership or other writing thereon made by any Person other than the Company or any Note registrar) for the purpose of receiving payment of or on account of the principal of, premium, if any, and interest on such Note, for conversion of such Note and for all other purposes; and neither the Company nor the Trustee nor any authenticating agent, any paying agent nor any conversion agent nor any Note registrar shall be affected by any notice to the contrary. All such payments so made to any holder for the time being, or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for monies payable upon any such Note.

      Section 8.04 Company-Owned Notes Disregarded. In determining whether the holders of the requisite aggregate principal amount of Notes have concurred in any direction, consent, waiver or other action under this Indenture, Notes which are owned by the Company or any other obligor on the Notes or any Affiliate of the Company or any other obligor on the Notes shall be disregarded and deemed not to be outstanding for the purpose of any such determination; provided that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, consent, waiver or other action, only Notes which a Responsible Officer knows are so owned shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as outstanding for the purposes of this Section 8.04 if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Notes and that the pledgee is not the Company, any other obligor on the Notes or any Affiliate of the Company or any such other obligor. In the case of a dispute as to such right, any good faith decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee. Upon request of the Trustee, the Company shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Notes, if any, known by the Company to be owned or held by or for the account of any of the above described Persons, and, subject to Section 7.01, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Notes not listed therein are outstanding for the purpose of any such determination.

      Section 8.05 Revocation of Consents, Future Holders Bound. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 8.01, of the taking of any action by the holders of the percentage in aggregate principal amount of the Notes specified in this Indenture in connection with such action, any holder of a Note which is shown by the evidence to be included in the Notes the holders of which have consented to such action may, by filing written notice with the Trustee at its Corporate Trust Office and upon proof of holding as provided in Section 8.02, revoke such action so far as concerns such Note. Except as aforesaid, any such action taken by the holder of any Note shall be a continuing action and conclusive and binding upon such holder and upon all future holders and owners of such Note and of any Notes issued in exchange or substitution therefor, irrespective of whether any notation in regard thereto is made upon such Note or any Note issued in exchange or substitution therefor. An amendment, supplement or waiver becomes effective in accordance with its terms and thereafter binds every holder.

                                    ARTICLE 9
                             MEETINGS OF NOTEHOLDERS

      Section 9.01 Purpose of Meetings. A meeting of Noteholders may be called at any time and from time to time pursuant to the provisions of this Article 9 for any of the following purposes:

                  (1) to give any notice to the Company or to the Trustee or to give any directions to the Trustee permitted under this Indenture, or to consent to the waiving of any default or Event of Default hereunder and its consequences, or to take any other action authorized to be taken by Noteholders pursuant to any of the provisions of Article 6;

                  (2) to remove the Trustee and nominate a successor trustee pursuant to the provisions of Article 7;

                  (3) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 10.02; or

                  (4) to take any other action authorized to be taken by or on behalf of the holders of any specified aggregate principal amount of the Notes under any other provision of this Indenture or under applicable law.

      Nothing in this Article 9 shall be construed to prevent or preclude the Trustee from otherwise calling or conducting any meeting of Noteholders at which a formal vote shall not be taken (such as but not limited to an informational meeting) or to require that a meeting be called or conducted in order to obtain, or in connection with, any particularly request, demand, authorization, direction, notice, consent, waiver or other action by Noteholders under this Indenture.

      Section 9.02 Call of Meetings by Trustee. The Trustee may at any time call a meeting of Noteholders to take any action specified in Section 9.01, to be held at such time and at such place as the Trustee shall determine; provided, that any such meeting may in the alternative be conducted by telephone conference in a manner reasonably designed to be substantially consistent with the procedures set forth in this Article 9, to the extent applicable. Notice of every meeting of the Noteholders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting and the establishment of any record date pursuant to Section 8.01, shall be mailed to holders of Notes at their addresses as they shall appear on the Note register. Such notice shall also be mailed to the Company. Such notices shall be mailed not less than twenty (20) nor more than ninety (90) days prior to the date fixed for the meeting.

      Any meeting of Noteholders shall be valid without notice if the holders of all Notes then outstanding are present in person or by proxy or if notice is waived before or after the meeting by the holders of all Notes outstanding, and if the

Company and the Trustee are either present by duly authorized representatives or have, before or after the meeting, waived notice.

      Section 9.03 Call of Meetings by Company or Noteholders. In case at any time the Company, pursuant to a resolution of its Board of Directors, or the holders of at least ten percent (10%) in aggregate principal amount of the Notes then outstanding, shall have requested the Trustee to call a meeting of Noteholders, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within twenty (20) days after receipt of such request, then the Company or such Noteholders may determine the time and the place for such meeting and may call such meeting to take any action authorized in Section 9.01, by mailing notice thereof as provided in Section 9.02 (provided that such notice shall also be sent to the Trustee).

      Section 9.04 Qualifications for Voting. To be entitled to vote at any meeting of Noteholders a person shall (a) be a holder of one or more Notes on the record date pertaining to such meeting or (b) be a person appointed by an instrument in writing as proxy by a holder of one or more Notes on the record date pertaining to such meeting. The only persons who shall be entitled to be present or to speak at any meeting of Noteholders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel. Notwithstanding the foregoing or any other term herein to the contrary, nothing in this Article 9 shall preclude or prevent the Trustee from calling or conducting a meeting of Noteholders (whether pursuant to this Article 9 or otherwise) at which the Company is not allowed or entitled to be present.

      Section 9.05 Regulations. Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Noteholders, in regard to proof of the holding of Notes and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

      The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Noteholders as provided in Section 9.03, in which case the Company or the Noteholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the holders of a majority in principal amount of the Notes represented at the meeting and entitled to vote at the meeting except that any meeting called by the Company shall be chaired by a representative of the Company and any meeting called by the Trustee may, at the Trustee's election, be chaired by the Trustee.

      Subject to the provisions of Section 8.04, at any meeting each Noteholder or proxyholder shall be entitled to one vote for each $1,000 principal amount of Notes held or represented by him. If any vote cast or counted or proposed to be cast or counted is challenged on the ground that such Note is not outstanding, or does not comply with the provisions of Section 9.04, the chairman of the meeting shall determine whether the holder of such Note is authorized to act. The chairman of the meeting shall have no right to vote other than by virtue of Notes held by him or instruments in writing as aforesaid duly designating him as the proxy to vote on behalf of other Noteholders. Any meeting of Noteholders duly called pursuant to the provisions of Section 9.02 or 9.03 may be adjourned from time to time by the holders of a majority of the aggregate principal amount of Notes represented at the meeting, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

      Section 9.06 Voting. The vote upon any resolution submitted to any meeting of Noteholders shall be by written ballot on which shall be subscribed the signatures of the holders of Notes or of their representatives by proxy and the outstanding principal amount of the Notes held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall be representatives of the Trustee, and who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Noteholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 9.02. The record shall show the principal amount of the Notes voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company (except in the case of a meeting at which the Company was not allowed to be present) and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

      Any record so signed and verified shall be conclusive evidence of the matters therein stated, absent manifest error.

      Section 9.07 No Delay of Rights by Meeting. Nothing contained in this
Article 9 shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Noteholders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Noteholders under any of the provisions of this Indenture or of the Notes.

                                   ARTICLE 10
                             SUPPLEMENTAL INDENTURES

      Section 10.01 Supplemental Indentures Without Consent of Noteholders. The Company, when authorized by the resolutions of the Board of Directors, and the Trustee may, from time to time, and at any time enter into an indenture or indentures supplemental hereto for one or more of the following purposes:

            (a) make provision with respect to the conversion rights of the holders of Notes pursuant to the requirements of Section 14.09 and the redemption obligations of the Company pursuant to the requirements of Section 3.05(e);

            (b) to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Notes, any property or assets;

            (c) to evidence the succession of another Person to the Company, or successive successions, and the assumption by the successor Person of the covenants, agreements and obligations of the Company pursuant to Article 11;

            (d) to add to the covenants of the Company such further covenants, restrictions or conditions as the Board of Directors and the Trustee shall consider to be for the benefit of the holders of Notes, and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions or conditions a default or an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided that in respect of any such additional covenant, restriction or condition, such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default;

            (e) to provide for the issuance under this Indenture of Notes in coupon form (including Notes registrable as to principal only) and to provide for exchangeability of such Notes with the Notes issued hereunder in fully registered form and to make all appropriate changes for such purpose;

            (f) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture that may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this Indenture that shall not materially adversely affect the interests of the holders of the Notes;

            (g) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Notes; or

            (h) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualifications of this Indenture under the Trust Indenture Act, or under any similar federal statute hereafter enacted.

      Any amendment described in clause (f) above made solely to conform this Indenture to the final offering memorandum provided to investors in connection with the initial offering of the Notes by the Company will not be deemed to materially adversely affect the interests of the holders of the Notes.

      Upon the written request of the Company, accompanied by a copy of the resolutions of the Board of Directors certified by its Secretary or Assistant Secretary authorizing the execution of any supplemental indenture, the Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations that may be therein contained and to accept the conveyance, transfer and assignment of any property thereunder, but the Trustee shall not be obligated to, but may in its discretion, enter into any supplemental indenture that affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

      Any supplemental indenture authorized by the provisions of this Section
10.01 may be executed by the Company and the Trustee without the consent of the holders of any of the Notes at the time outstanding, notwithstanding any of the provisions of Section 10.02.

      Notwithstanding any other provision of the Indenture or the Notes, the Registration Rights Provisions and the obligation to pay Liquidated Damages thereunder may be amended, modified or waived in accordance with the provisions of the Registration Rights Provisions.

      Section 10.02 Supplemental Indenture with Consent of Noteholders. With the consent (evidenced as provided in Article 8) of the holders of not less than at least a majority in aggregate principal amount of the Notes at the time outstanding, the Company, when authorized by the resolutions of the Board of Directors, and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or any supplemental indenture or of modifying in any manner the rights of the holders of the Notes; provided that no such supplemental indenture shall (i) extend the fixed maturity of any Note, or reduce the rate or extend the time for payment of interest or Liquidated Damages thereon, or reduce the principal amount thereof or premium, if any, thereon, or reduce any amount payable on redemption or repurchase thereof, or impair the right of any Noteholder to institute suit for the payment thereof, or make the principal thereof or interest or premium, if any, thereon payable in any coin or currency other than that provided in or contemplated by the Notes or this Indenture, or change the obligation of the Company to redeem any Note on a redemption date in a manner adverse to the holders of Notes, or change the obligation of the Company to redeem any Note upon the happening of a Fundamental Change in a manner adverse to the holders of Notes, or impair the right to convert the Notes into Common Stock subject to the terms set forth herein, including Section 14.09, or reduce the quorum or the voting requirements under the Indenture, in each case, without the consent of the holder of each Note so affected, or modify any of the provisions of this Section 10.02 or Section 6.07, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the holder of each Note so affected, or change any obligation of the Company to maintain an office or agency in the places and for the purposes set forth in Section 4.01, or (ii) reduce the aforesaid percentage of Notes, the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of all Notes then outstanding.

      Upon the written request of the Company, accompanied by a copy of the resolutions of the Board of Directors certified by its Secretary or Assistant Secretary authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Noteholders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

      It shall not be necessary for the consent of the Noteholders under this
Section 10.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

      Section 10.03 Effect of Supplemental Indenture. Any supplemental indenture executed pursuant to the provisions of this Article 10 shall comply with any mandatorily applicable provisions (if any) of the Trust Indenture Act, as then in effect, provided that this Section 10.03 shall not require such supplemental indenture or the Trustee to comply with or be qualified under the Trust Indenture Act prior to the time such compliance or qualification (if any) is in fact required under the terms of the Trust Indenture Act or the Indenture has been qualified under the Trust Indenture Act, nor shall it constitute any admission or acknowledgment by any party to such supplemental indenture that any such compliance or qualification is required prior to the time such compliance or qualification is in fact required under the terms of the Trust Indenture Act or the Indenture has been qualified under the Trust Indenture Act. Upon the execution of any supplemental indenture pursuant to the provisions of this
Article 10, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitation of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the holders of Notes shall thereafter be determined, exercised and enforced hereunder, subject in all respects to such modifications and amendments and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

      Section 10.04 Notation on Notes. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this
Article 10 may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company or the Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Trustee and the Company, to any modification of this Indenture contained in any such supplemental indenture may, at the Company's expense, be prepared and executed by the Company, authenticated by the Trustee (or an authenticating agent duly appointed by the Trustee pursuant to Section 16.11) and delivered in exchange for the Notes then outstanding, upon surrender of such Notes then outstanding.

      Section 10.05 Evidence of Compliance of Supplemental Indenture to be Furnished to Trustee. Prior to entering into any supplemental indenture, the Trustee may request, and upon such request shall be entitled to receive, an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant hereto complies with the requirements of this Article 10.

                                   ARTICLE 11
                CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE

      Section 11.01 Company May Consolidate on Certain Terms. Subject to the provisions of Section 11.02, nothing contained in this Indenture or in any of the Notes shall prevent any consolidation or merger of the Company with or into any other Person or Persons (whether or not affiliated with the Company), or successive consolidations or mergers in which the Company or its successor or successors shall be a party or parties, or shall prevent any sale, conveyance or lease (or successive sales, conveyances or leases) of all or substantially all of the property of the Company, to any other Person (whether or not affiliated with the Company), authorized to acquire and operate the same; provided that immediately after giving effect to any such consolidation, merger, sale, conveyance or lease, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing. The Company shall give the conversion notice provided for under
Section 14.01(b) provided that the failure to give such notice or any default therein shall not affect the validity of such transaction.

      Section 11.02 Successor to be Substituted. In case of any such consolidation, merger or combination in which the Company is not the surviving Person or in connection with any sale, conveyance or lease pursuant to the terms of which these Notes are to be assumed by a successor Person and upon the assumption by the successor Person, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the due and punctual payment of the principal of and premium, if any, and interest on all of the Notes and the due and punctual performance of all of the covenants and conditions of this Indenture to be performed by the Company, such successor Person shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the party of this first part. Such successor Person thereupon may cause to be signed, and may issue either in its own name or in the name of Standard Management Corporation any or all of the Notes, issuable hereunder that theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor Person instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver, or cause to be authenticated and delivered, any Notes that previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Notes that such successor Person thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Notes so issued shall in all respects have the same legal rank and benefit under this Indenture as the Notes theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Notes had been issued at the date of the execution hereof. In the event of any such consolidation, merger, sale, conveyance or lease, the Person named as the "Company" in the first paragraph of this Indenture or any successor that shall thereafter have become such in the manner prescribed in this Article 11 may be dissolved, wound up and liquidated at any time thereafter and such Person shall be released from its liabilities as obligor and maker of the Notes and from its obligations under this Indenture.

      In case of any such consolidation, merger, sale, conveyance or lease, such changes in phraseology and form (but not in substance) may be made in the Notes thereafter to be issued as may be appropriate.

      Section 11.03 Opinion of Counsel to be Given Trustee. The Trustee shall receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale, conveyance or lease and any such assumption complies with the provisions of this Article 11.

                                   ARTICLE 12
                     SATISFACTION AND DISCHARGE OF INDENTURE

      Section 12.01 Discharge of Indenture. When (a) the Company shall deliver to the Trustee for cancellation all Notes theretofore authenticated (other than any Notes that have been destroyed, lost or stolen and in lieu of or in substitution for which other Notes shall have been authenticated and delivered) and not theretofore canceled, or (b) all the Notes not theretofore canceled or delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and the Company shall deposit with the Trustee, in trust, funds sufficient to pay at maturity or upon redemption of all of the Notes (other than any Notes that shall have been mutilated, destroyed, lost or stolen and in lieu of or in substitution for which other Notes shall have been authenticated and delivered) not theretofore canceled or delivered to the Trustee for cancellation, including principal and premium, if any, and interest due or to become due to such date of maturity or redemption date (and any Liquidated Damages, if applicable), as the case may be, accompanied by a verification report, as to the sufficiency of the deposited amount, from an independent certified accountant or other financial professional satisfactory to the Trustee, and if the Company shall also pay or cause to be paid all other sums payable hereunder by the Company, then this Indenture shall cease to be of further effect (except (x) in the case of clause (b) as to (i) remaining rights of registration of transfer, substitution and exchange and conversion of Notes and (ii) rights hereunder of Noteholders to receive payments of principal of and premium, if any, and interest on, the Notes and the other rights, duties and obligations of Noteholders, as beneficiaries hereof with respect to the amounts, if any, so deposited with the Trustee, and (y) the Company's obligations hereunder which by their terms survive termination or discharge of this Indenture, including, without limitation, the Company's indemnification obligations under Section 7.06 and its obligations under Section 12.05). The rights, obligations (except in respect of obligations, covenants or liabilities of the Company being discharged), protections and immunities of the Trustee hereunder shall survive any discharge pursuant to paragraph (a) and (b) of this Section. The Trustee, on written demand of the Company accompanied by an Officers' Certificate and an Opinion of Counsel as required by Section 16.05 and at the cost and expense of the Company, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture; the Company, however, hereby agrees to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred by the Trustee and to compensate the Trustee for any services thereafter reasonably and properly rendered by the Trustee in connection with this Indenture or the Notes.

      Section 12.02 Deposited Monies to be Held in Trust by Trustee. Subject to
Section 12.04, all monies deposited with the Trustee pursuant to Section 12.01, shall be held in trust for the sole benefit of the Noteholders, and such monies shall be applied by the Trustee to the payment, either directly or through any paying agent (including the Company if acting as its own paying agent), to the holders of the particular Notes for the payment or redemption of which such monies have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest and premium, if any.

      Section 12.03 Paying Agent to Repay Monies Held. Upon the satisfaction and discharge of this Indenture, all monies then held by any paying agent of the Notes (other than the Trustee) shall, upon written request of the Company, be repaid to it or paid to the Trustee, and thereupon such paying agent shall be released from all further liability with respect to such monies.

      Section 12.04 Return of Unclaimed Monies. Subject to the requirements of applicable law and this Indenture, any monies deposited with or paid to the Trustee for payment of the principal of, premium, if any, or interest on Notes and not applied but remaining unclaimed by the holders of Notes for one year after the date upon which the principal of, premium, if any, or interest on such Notes, as the case may be, shall have become due and payable, shall be repaid to the Company by the Trustee on demand and all liability of the Trustee shall thereupon cease with respect to such monies; and the holder of any of the Notes shall thereafter look only to the Company for any payment that such holder may be entitled to collect unless an applicable abandoned property law designates another Person.

      Section 12.05 Reinstatement. If the Trustee or the paying agent is unable to apply any money in accordance with Section 12.02 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to Section 12.01 until such time as the Trustee or the paying agent is permitted to apply all such money in accordance with Section 12.02; provided that if the Company makes any payment of interest on or principal of any Note following the reinstatement of its obligations, the Company shall be subrogated to the rights of the holders of such Notes to receive such payment from the money held by the Trustee or paying agent.

                                   ARTICLE 13
         IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS

      Section 13.01 Indenture and Notes Solely Corporate Obligations. No recourse for the payment of the principal of or premium, if any, or interest on any Note, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in this Indenture or in any supplemental indenture or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, employee, agent, attorney, officer, director or subsidiary, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Notes.

                                   ARTICLE 14
                               CONVERSION OF NOTES

      Section 14.01 Right to Convert; Notice of Certain Transactions. (a) Subject to and upon compliance with the provisions of this Indenture, including
Section 14.02 hereof, the holder of any Note shall have the right, at such holder's option, to convert the principal amount of the Note, or any portion of such principal amount which is a multiple of $1,000, into fully paid and non-assessable shares of Common Stock (as such shares shall then be constituted) at the Conversion Rate in effect at such time, by surrender of the Note so to be converted in whole or in part, together with any required funds, in the manner provided in Section 14.02. The Notes shall be convertible at any time prior to the close of business on the Business Day immediately preceding the final maturity date of the Notes, subject to prior redemption or repurchase of the Notes, and the Company's payment option rights, provided however,

                  (i) if such Note has been called for redemption, such Note may not be converted after the close of business on the Business Day immediately preceding, the redemption date unless the Company fails to pay the Redemption Price in accordance with Section 3.02 or
            Section 3.05(d), as applicable; and

                  (ii) if the Company is making a distribution as provided in
            Section 14.01(b), the participating Notes may not be converted from the close of business on the Business Day immediately preceding, but not including, the Ex-Dividend Time until the first Business Day after the Ex-Dividend Time.

            (b) In addition, if: (1) the Company distributes to all holders of its Common Stock rights or warrants entitling them (for a period expiring within 45 days of the record date for the determination of the stockholders entitled to receive such distribution) to subscribe for or purchase shares of Common Stock, at a price per share less than the average of the Closing Sale Price for the ten Trading Days immediately preceding, but not including, the date such distribution is first publicly announced by the Company, or (2) the Company distributes to all holders of its Common Stock, cash, assets (other than cash distributions permitted by Section 14.07(e)), debt securities or rights to purchase its securities, where the Fair Market Value of such distribution per share of Common Stock exceeds 5% of the Closing Sale Price on the Trading Day immediately preceding the date such distribution is first publicly announced by the Company, then, the Company shall give notice of such distribution to the Noteholders, which notice shall be given not less than 20 days prior to the Ex-Dividend Time. No adjustment to the Conversion Price or the ability of a holder of a Note to convert will be made if the holder will otherwise participate in the distribution for which such notice is given. "EX-DIVIDEND TIME" means, with respect to any distribution on shares of Common Stock, the first date on which the shares of Common Stock trade regular way on the principal securities market on which the shares of Common Stock are then traded without the right to receive such distribution. The Company shall give written notice to the Trustee of the beginning and end of any Ex-Dividend Time, in each case immediately upon the occurrence thereof, on which the Trustee may conclusively rely.

            (c) If the Company is a party to a consolidation, merger, binding share exchange or sale of all or substantially all of its assets, in each case pursuant to which the Common Stock is converted into cash, securities, or other property, then at the effective time of the transaction, a holder's right to convert a Note into the Common Stock will be changed into a right to convert it into the kind and amount of cash, securities and other property which such holder would have received if such holder had converted such Notes immediately prior to the transaction.

            (d) A Note in respect of which a holder is electing to exercise its option to require redemption upon a Fundamental Change pursuant to Section 3.05(a) may be converted only if such holder withdraws its election in accordance with Section 3.05(b). A holder of Notes is not entitled to any rights of a holder of Common Stock until such holder has converted his Notes to Common Stock, and only to the extent such Notes are deemed to have been converted to Common Stock under this Article 14.

      Section 14.02 Conversion Procedures. To convert a Note, a holder must (a) complete and manually sign the conversion notice or a facsimile of the conversion notice on the back of the Note and deliver such notice to the conversion agent, (b) surrender the Note to the conversion agent, (c) furnish appropriate endorsements and transfer documents if required by the Registrar or the conversion agent, (d) pay any transfer or similar tax, if required and (e) if required (or as may be required by the Company if a Noteholder exercises its right to convert prior to an interest payment date but after the record date for such interest payment date), pay funds to the Company equal to the interest payable on the next interest payment date. The date, within the time periods set forth in Section 14.01, on which the holder satisfies all of those requirements is the "CONVERSION DATE." Within two Business Days following the Conversion Date, the Company shall deliver to the holder, through the Trustee, written notice of whether such Notes shall be converted into Common Stock or paid in cash or a combination of cash and Common Stock (unless the Company shall have already done so pursuant to a notice of redemption pursuant to Section 3.02 in respect of a Conversion Date occurring before the Redemption Date set forth in such notice) and in what percentage. If the Company shall have notified the holder that all of such Notes shall be converted into Common Stock or a combination of cash and Common Stock, the Company shall deliver to the holder through the conversion agent, no later than the third Business Day following the date on which the Applicable Stock Price is determined (as determined by the Company), a certificate for the number of whole shares of Common Stock issuable upon the conversion and, if applicable, cash in lieu of such Common Stock and cash in lieu of any fractional shares pursuant to Section 14.05. Except as otherwise provided in this Article 14, if the Company shall have notified the holder that all or a portion of such Note shall be paid solely in cash, the Company shall deliver to the holder surrendering such Note (or a portion of a Note) the Cash Amount (as defined below in this Section) no later than the third Business Day following the date on which the Applicable Stock Price is determined.

      Except as otherwise provided in this Article 14, the Company may not change its election with respect to the consideration to be delivered upon conversion of a Note once the Company has notified the holder in accordance with this paragraph. The Person in whose name the Common Stock certificate is registered shall be deemed to be a shareholder of record at the close of business on the date on which the Applicable Stock Price is determined with respect to the applicable Conversion Date; provided, however, that if any such date is a date when the stock transfer books of the Company are closed, such Person shall be deemed a shareholder of record as of the next date on which the stock transfer books of the Company are open.

      In the case of any conversion, a holder will receive, in lieu of Common Stock, cash, Common Stock or a combination of cash and Common Stock, at the Company's option, or if required pursuant to clause (2) of the last paragraph of this Section. If the Company elects (or is required pursuant to the provisions of clause (2) of the last paragraph of this Section) to pay cash for all or a portion of the shares of Common Stock otherwise issuable upon conversion of a Note, the amount of cash which is payable (the "CASH AMOUNT") will be equal to
(i) the Applicable Stock Price multiplied by the Conversion Rate in effect on the Conversion Date (the "CONVERSION VALUE") minus (ii) the number of shares of Common Stock (if any) which the Company elects to issue in connection with the conversion of the applicable note, multiplied by the greater of (x) the Conversion Price on the Conversion Date, or (y) the Applicable Stock Price as of the Conversion Date.

      No payment or adjustment shall be made for dividends on, or other distributions with respect to, any Common Stock except as provided in this Article. On conversion of a Note, except for conversion during the period from the close of business on any record date immediately preceding any interest payment date to the close of business on the Business Day immediately preceding such interest payment date, in which case the holder on such record date shall receive the interest payable on such interest payment date, that portion of accrued and unpaid interest on the converted Note attributable to the period from the most recent interest payment date (or, if no interest payment date has occurred, from the Issue Date) through the Conversion Date shall not be cancelled, extinguished or forfeited, but rather shall be deemed to be paid in full to the holder thereof through delivery of the Common Stock (together with the cash payment, if any, in lieu of fractional shares), or cash or a combination of cash and Common Stock in lieu thereof, in exchange for the Note being converted pursuant to the provisions hereof, and the fair market value of such shares of Common Stock (together with any such cash payment in lieu of fractional shares), or cash or a combination of cash and Common Stock in lieu thereof, shall be treated as issued, to the extent thereof, first in exchange for accrued and unpaid interest accrued through the Conversion Date and the balance, if any, of such fair market value of such Common Stock (and any such cash payment), or cash in lieu thereof, shall be treated as issued in exchange for the principal amount of the Note being converted pursuant to the provisions hereof.

      If a holder converts more than one Note at the same time, the number of shares of Common Stock issuable and/or the Cash Amount payable upon the conversion shall be based on the aggregate principal amount of Notes converted.

      Upon surrender of a Note that is converted in part, the Company shall execute, and the Trustee shall authenticate and deliver to the holder, a new Note equal in principal amount to the principal amount of the unconverted portion of the Note surrendered.

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

      Notes or portions thereof surrendered for conversion during the period from the close of business on any record date immediately preceding any interest payment date to the close of business on the Business Day immediately preceding such interest payment date shall be accompanied by payment to the Company or its order, in clearing house funds or other funds acceptable to the Company, of an amount equal to the interest payable on such interest payment date with respect to the principal amount of Notes or portions thereof being surrendered for conversion; provided that no such payment need be made if (1) the Company has specified a Redemption Date that occurs during the period from the close of business on a record date to the close of business on the Business Day immediately preceding the interest payment date to which such record date relates, (2) the Company has specified a Fundamental Change Redemption Date during such period or (3) only to the extent of overdue interest, any overdue interest exists on the Conversion Date with respect to the Notes converted.

      Section 14.03 Mandatory Conversion. (a) The Notes shall be subject to mandatory conversion ("MANDATORY CONVERSION") upon the earlier to occur of: (i) the date on which the Closing Sale Price of the Common Stock exceeds $8.00 for the 15th consecutive Trading Day or (ii) the third anniversary of the date of this Indenture. The Notes shall be automatically converted on the Business Day following the first day on which the conditions to Mandatory Conversion have been satisfied (the "MANDATORY CONVERSION DATE") into that number of fully paid and non-assessable whole shares (calculated to the nearest 1/100th of a share) of Common Stock determined by dividing the aggregate principal amount of Notes then outstanding by the Conversion Rate in effect on the Mandatory Conversion Date.

      (b) The Company shall monitor the Closing Sale Price of the Common Stock and shall give written notice to the Trustee and the holders of the Notes as soon as practicable following the first date on which the conditions for a Mandatory Conversion have been satisfied which notice shall set forth the Mandatory Conversion Date. The Notes shall be deemed to have been converted immediately prior to the close of business on the Mandatory Conversion Date, and at such time the rights of the holders of the Notes as holders of the Notes shall cease, and the Person or Persons entitled to receive the Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Stock as of the Mandatory Conversion Date. The holder of any Note shall be required to surrender such Note, duly endorsed or assigned to the Company or in blank, at any office or agency of the Company maintained pursuant to Section 4.02, for the purpose of receiving a certificate or certificates for the number of whole shares of Common Stock to which such holder is entitled as a result of the Mandatory Conversion. As promptly as practicable on or after the Mandatory Conversion Date, the Company shall issue and shall deliver at such office or agency a certificate or certificates for the number of full shares of Common Stock issuable upon Mandatory Conversion, together with payment in lieu of any fraction of a share, as provided in Section 14.05. The Company shall pay to the holder upon surrender of a Note for Mandatory Conversion interest accrued on such Note to the Mandatory Conversion Date (subject to the right of holders of record on the relevant record date to receive interest due on an Interest Payment Date that is on or prior to the Mandatory Conversion Date).

      Section 14.04 Limitation on Conversion Shares. The holders' rights to convert Notes into Common Stock are subject to the Company's right to elect instead to pay each such holder the amount of cash determined pursuant to this Article (or an equivalent amount in a combination of cash and shares of Common Stock), in lieu of delivering such Common Stock; provided, however, (1) that if an Event of Default (other than a default in a cash payment upon conversion of the Notes) shall have occurred and be continuing, the Company shall (subject to clause (2) of this paragraph and Article 15) deliver Common Stock in accordance with this Article, whether or not the Company has delivered a notice pursuant to this Section 14.02 to the effect that the Notes would be paid in cash or a combination of cash and Common Stock; and (2) the Company will be required to pay the Cash Amount in lieu of issuing shares of Common Stock upon conversion of the Notes from and to the extent that the issuance of shares of Common Stock would exceed that number of shares which the Company may issue on the conversion of the Notes without breaching the Company's obligations under the rules or regulations of the Nasdaq National Market (or, if the Common Stock is not traded on the Nasdaq National Market, the then applicable rules (if any) of the principal securities exchange or trading market for the Common Stock, if such rules mandatorily apply) (the "CONVERSION CAP"), unless the Company obtains the approval of its stockholders as required by the applicable rules of the Nasdaq National Market or such other exchange for issuances of shares in excess of such amount. No holder of Notes shall be issued, upon conversion of the Notes, shares of Common Stock in an amount greater than the product of (i) the Conversion Cap amount minus the number of shares issued by the Company pursuant to previous conversions of Notes, multiplied by (ii) a fraction, the numerator of which is the principal amount of the Notes held of record by the applicable holder(s) of Notes seeking conversion or being mandatorly converted pursuant to Section 14.02 and the denominator of which is the aggregate principal amount of all of the outstanding Notes issued pursuant to this Indenture and outstanding on the applicable Conversion Date.

      Section 14.05 Cash Payments in Lieu of Fractional Shares. No fractional shares of Common Stock or scrip certificates representing fractional shares shall be issued upon conversion of Notes. If more than one Note shall be surrendered for conversion at one time by the same holder, the number of full shares that shall be issuable upon conversion shall be computed on the basis of the aggregate principal amount of the Notes (or specified portions thereof to the extent permitted hereby) so surrendered. If any fractional share of stock would be issuable upon the conversion of any Note or Notes, the Company shall make an adjustment and payment therefor in cash at the current market price thereof to the holder of Notes. For purposes of this Section 14.05, the "CURRENT MARKET PRICE" of a fractional share of Common Stock shall be the Closing Sale Price on the last Business Day immediately preceding the Conversion Date.

      Section 14.06 Conversion Rate. Each $1,000 principal amount of the Notes shall be convertible into the number of shares of Common Stock specified in the form of Note (herein called the "CONVERSION RATE") attached as Exhibit A hereto, subject to adjustment as provided in this Article 14.

      Section 14.07 Adjustment of Conversion Rate and Special Payment Provisions. The Conversion Rate shall be adjusted from time to time by the Company as follows:

            (a) In case the Company shall hereafter pay a dividend or make a distribution to all holders of the outstanding Common Stock in shares of Common Stock, the Conversion Rate shall be increased so that the same shall equal the rate determined by multiplying the Conversion Rate in effect at the opening of business on the date following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution by a fraction,

                  (1) the numerator of which shall be the sum of the number of shares of Common Stock outstanding at the close of business on the date fixed for the determination of stockholders entitled to receive such dividend or other distribution plus the total number of shares of Common Stock constituting such dividend or other distribution; and

                  (2) the denominator of which shall be the number of shares of
            Common Stock outstanding at the close of business on the date fixed for such determination,

such increase to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purpose of this paragraph (a), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company. If any dividend or distribution of the type described in this Section 14.07(a) is declared but not so paid or made, the Conversion Rate shall again be adjusted to the Conversion Rate that would then be in effect if such dividend or distribution had not been declared.

            (b) In case the Company shall issue rights or warrants to all holders of its outstanding shares of Common Stock entitling them (for a period expiring within forty-five (45) days after the date fixed for determination of stockholders entitled to receive such rights or warrants) to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price on the date fixed for determination of stockholders entitled to receive such rights or warrants, the Conversion Rate shall be increased so that the same shall equal the rate determined by multiplying the Conversion Rate in effect immediately prior to the date fixed for determination of stockholders entitled to receive such rights or warrants by a fraction,

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

                  (1) the numerator of which shall be the number of shares of
            Common Stock outstanding on the date fixed for determination of stockholders entitled to receive such rights or warrants plus the total number of additional shares of Common Stock offered for subscription or purchase, and

                  (2) the denominator of which shall be the sum of the number of shares of Common Stock outstanding at the close of business on the date fixed for determination of stockholders entitled to receive such rights or warrants plus the number of shares that the aggregate offering price of the total number of shares so offered would purchase at such Current Market Price.

      Such adjustment shall be successively made whenever any such rights or warrants are issued, and shall become effective immediately after the opening of business on the day following the date fixed for determination of stockholders entitled to receive such rights or warrants. To the extent that shares of Common Stock are not delivered after the expiration of such rights or warrants, the Conversion Rate shall be readjusted to the Conversion Rate that would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. If such rights or warrants are not so issued, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such date fixed for the determination of stockholders entitled to receive such rights or warrants had not been fixed. In determining whether any rights or warrants entitle the holders to subscribe for or purchase shares of Common Stock at less than such Current Market Price, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received by the Company for such rights or warrants and any amount payable on exercise or conversion thereof, the value of such consideration, if other than cash, to be determined by the Board of Directors.

            (c) In case outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately increased, and conversely, in case outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately reduced, such increase or reduction, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

            (d) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock shares of any class of capital stock of the Company or evidences of its indebtedness or assets (including securities, but excluding any rights or warrants referred to in Section 14.07(b), and excluding

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any dividend or distribution (x) paid exclusively in cash or (y) referred to in
Section 14.07(a) (any of the foregoing hereinafter in this Section 14.07(d)) called the "SECURITIES")), then, in each such case (unless the Company elects to reserve such Securities for distribution to the Noteholders upon the conversion of the Notes so that any such holder converting Notes will receive upon such conversion, in addition to the shares of Common Stock to which such holder is entitled, the amount and kind of such Securities which such holder would have received if such holder had converted its Notes into Common Stock immediately prior to the Record Date, the Conversion Rate shall be increased so that the same shall be equal to the rate determined by multiplying the Conversion Rate in effect on the Record Date with respect to such distribution by a fraction,

                  (1) the numerator of which shall be the Current Market Price on such Record Date; and

                  (2) the denominator of which shall be the Current Market Price on such Record Date less the fair market value (as determined by the Board of Directors, whose determination shall be conclusive, and described in a resolution of the Board of Directors) on the Record Date of the portion of the Securities so distributed applicable to one share of Common Stock, such adjustment to become effective immediately prior to the opening of business on the day following such Record Date; provided that if the then fair market value (as so determined) of the portion of the Securities so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price on the Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Noteholder shall have the right to receive upon conversion the amount of Securities such holder would have received had such holder converted each Note on the Record Date. If such dividend or distribution is not so paid or made, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such dividend or distribution had not been declared. If the Board of Directors determines the fair market value of any distribution for purposes of this Section 14.07(d) by reference to the actual or when issued trading market for any securities, it must in doing so consider the prices in such market over the same period used in computing the Current Market Price on the applicable Record Date. Notwithstanding the foregoing, if the Securities distributed by the Company to all holders of its Common Stock consist of capital stock of, or similar equity interests in, a Subsidiary or other business unit, the Conversion Rate shall be increased so that the same shall be equal to the rate determined by multiplying the Conversion Rate in effect on the Record Date with respect to such distribution by a fraction:

                  (1) the numerator of which shall be the sum of (i) the average
            Closing Price of one share of Common Stock over the ten consecutive Trading Day period (the "SPINOFF VALUATION PERIOD") commencing on and including the fifth Trading Day after the date on which "ex-dividend trading" commences on the Common Stock

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

            on the New York Stock Exchange or such other national or regional exchange or market on which the Common Stock is then listed or quoted and (ii) the average Closing Price over the Spinoff Valuation Period of the portion of the Securities so distributed applicable to one share of Common Stock; and

                  (2) the denominator of which shall be the average Closing
            Price of one share of Common Stock over the Spinoff Valuation
            Period,

such adjustment to become effective immediately prior to the opening of business on the day following such Record Date; provided that the Company may in lieu of the foregoing adjustment make adequate provision so that each Noteholder shall have the right to receive upon conversion the amount of Securities such holder would have received had such holder converted each note on the Record Date with respect to such distribution.

      Rights or warrants distributed by the Company to all holders of Common Stock entitling the holders thereof to subscribe for or purchase shares of the Company's capital stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events ("TRIGGER EVENT"): (1) are deemed to be transferred with such shares of Common Stock; (2) are not exercisable; and (3) are also issued in respect of future issuances of Common Stock, shall be deemed not to have been distributed for purposes of this Section 14.07 (and no adjustment to the Conversion Rate under this Section 14.07 will be required) until the occurrence of the earliest Trigger Event, whereupon such rights and warrants shall be deemed to have been distributed and an appropriate adjustment (if any is required) to the Conversion Rate shall be made under this Section 14.07(d). If any such right or warrant, including any such existing rights or warrants distributed prior to the date of this Indenture, are subject to events, upon the occurrence of which such rights or warrants become exercisable to purchase different securities, evidences of indebtedness or other assets, then the date of the occurrence of any and each such event shall be deemed to be the date of distribution and record date with respect to new rights or warrants with such rights (and a termination or expiration of the existing rights or warrants without exercise by any of the holders thereof). In addition, in the event of any distribution (or deemed distribution) of rights or warrants, or any Trigger Event or other event (of the type described in the preceding sentence) with respect thereto that was counted for purposes of calculating a distribution amount for which an adjustment to the Conversion Rate under this Section 14.07 was made, (1) in the case of any such rights or warrants that shall all have been redeemed or repurchased without exercise by any holders thereof, the Conversion Rate shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder or holders of Common Stock with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all holders of Common Stock as of the date of such redemption or repurchase, and (2) in the

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

case of such rights or warrants that shall have expired or been terminated without exercise by any holders thereof, the Conversion Rate shall be readjusted as if such rights and warrants had not been issued.

      No adjustment of the Conversion Rate shall be made pursuant to this
Section 14.07(d) in respect of rights or warrants distributed or deemed distributed on any Trigger Event to the extent that such rights or warrants are actually distributed, or reserved by the Company for distribution to holders of Notes upon conversion by such holders of Notes to Common Stock.

      For purposes of this Section 14.07(d) and Section 14.01(a) and (b), any dividend or distribution to which this Section 14.07(d) is applicable that also includes shares of Common Stock, or rights or warrants to subscribe for or purchase shares of Common Stock (or both), shall be deemed instead to be (1) a dividend or distribution of the evidences of indebtedness, assets or shares of capital stock other than such shares of Common Stock or rights or warrants (and any Conversion Rate adjustment required by this Section 14.07(d) with respect to such dividend or distribution shall then be made) immediately followed by (2) a dividend or distribution of such shares of Common Stock or such rights or warrants (and any further Conversion Rate adjustment required by Sections 14.07(a) and (b) with respect to such dividend or distribution shall then be made), except

                  (1) the Record Date of such dividend or distribution shall be substituted as "the date fixed for the determination of stockholders entitled to receive such dividend or other distribution", "the date fixed for the determination of stockholders entitled to receive such rights or warrants" and "the date fixed for such determination" within the meaning of Section 14.07(a) and (b) and

                  (2) any shares of Common Stock included in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of Section 14.07(a).

            (e) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock cash (excluding (1) any quarterly cash dividend on the Common Stock to the extent the aggregate cash dividend per share of Common Stock in any fiscal quarter does not exceed the greater of (i) the amount per share of Common Stock of the next preceding quarterly cash dividend on the Common Stock to the extent that such preceding quarterly dividend did not require any adjustment of the Conversion Rate pursuant to this Section 14.07(e) (as adjusted to reflect subdivisions, or combinations of the Common Stock), and
(ii) 1.25% of the arithmetic average of the Closing Sale Price during the ten Trading Days immediately prior to the date of declaration of such dividend, and
(2) any dividend or distribution in connection with the liquidation, dissolution or winding up of the Company, whether voluntary or involuntary (excluding any

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

Standard Life Divestiture), then, in such case, the Conversion Rate shall be increased so that the same shall equal the rate determined by multiplying the Conversion Rate in effect immediately prior to the close of business on such record date by a fraction,

                  (A) the numerator of which shall be the Current Market Price on such record date; and

                  (B) the denominator of which shall be the Current Market Price on such record date less the amount of cash so distributed (and not excluded as provided above) applicable to one share of Common Stock,

such adjustment to be effective immediately prior to the opening of business on the day following the record date; provided that if the portion of the cash so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price on the record date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Noteholder shall have the right to receive upon conversion the amount of cash such holder would have received had such holder converted each Note on the record date; and further provided however that if the Company shall be dividend or otherwise distribute cash distributions in addition to the cash otherwise permitted in the preceding clause (1) of this Section 14.07(e), following a Standard Life Divestiture and out of the proceeds of such Standard Life Divestiture, then in such case the Conversion Rate shall not be adjusted for any such special dividend or other distribution with a record date that is not more than 180 days after the closing of any such Standard Life Divestiture and in lieu there of the Company shall make a special payment on the Notes per $1,000 principal amount of the Notes in cash equal to the amount of such special dividend or other distribution per share of Common Stock multiplied by the number of shares of Common Stock that would be issuable under such Note on an as-converted basis as of the record date of such special dividend or distribution without taking into consideration any other adjustment which would otherwise be due on the Conversion Rate due to such distribution. If such dividend or distribution is not so paid or made, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such dividend or distribution had not been declared. If any adjustment is required to be made as set forth in this Section 14.07(e) as a result of a distribution that is a quarterly dividend, such adjustment shall be based upon the amount by which such distribution exceeds the amount of the quarterly cash dividend permitted to be excluded pursuant hereto. If an adjustment is required to be made as set forth in this Section 14.07(e) above as a result of a distribution that is not a quarterly dividend, such adjustment shall be based upon the full amount of the distribution.

            (f) In case a tender or exchange offer made by the Company or any Subsidiary for all or any portion of the Common Stock shall expire and such tender or exchange offer (as amended upon the expiration thereof) shall require the payment to stockholders of consideration per share of Common Stock having a Fair Market Value (as determined by the Board of Directors, whose

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

determination shall be conclusive and described in a resolution of the Board of Directors) that as of the last time (the "EXPIRATION TIME") tenders or exchanges may be made pursuant to such tender or exchange offer (as it may be amended) exceeds the Closing Sale Price of a share of Common Stock on the Trading Day next succeeding the Expiration Time, the Conversion Rate shall be increased so that the same shall equal the rate determined by multiplying the Conversion Rate in effect immediately prior to the Expiration Time by a fraction,

                  (1) the numerator of which shall be the sum of (i) the Fair
            Market Value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted up to any such maximum, being referred to as the "PURCHASED SHARES") and (ii) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) at the Expiration Time and the Closing Sale Price of a share of Common Stock on the Trading Day next succeeding the Expiration Time, and

                  (2) the denominator of which shall be the number of shares of
            Common Stock outstanding (including any tendered or exchanged shares) at the Expiration Time multiplied by the Closing Sale Price of a share of Common Stock on the Trading Day next succeeding the Expiration Time such adjustment to become effective immediately prior to the opening of business on the day following the Expiration Time. If the Company is obligated to purchase shares pursuant to any such tender or exchange offer, but the Company is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such tender or exchange offer had not been made.

            (g) In case of a tender or exchange offer made by a Person other than the Company or any Subsidiary for an amount that increases the offeror's ownership of Common Stock to more than twenty-five percent (25%) of the Common Stock outstanding and shall involve the payment by such Person of consideration per share of Common Stock having a Fair Market Value (as determined by the Board of Directors, whose determination shall be conclusive, and described in a resolution of the Board of Directors) that as of the last time (the "OFFER EXPIRATION TIME") tenders or exchanges may be made pursuant to such tender or exchange offer (as it shall have been amended) that exceeds the Closing Price of a share of Common Stock on the Trading Day next succeeding the Offer Expiration Time, and in which, as of the Offer Expiration Time the Board of Directors is not recommending rejection of the offer, the Conversion Rate shall be increased so that the same shall equal the rate determined by multiplying the

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

Conversion Rate in effect immediately prior to the Offer Expiration Time by a fraction

                  (1) the numerator of which shall be the sum of (i) the Fair
            Market Value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Offer Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "ACCEPTED PURCHASED SHARES") and (ii) the product of the number of shares of Common Stock outstanding (less any Accepted Purchased Shares) at the Offer Expiration Time and the Closing Sale Price of a share of Common Stock on the Trading Day next succeeding the Offer Expiration Time, and

                  (2) the denominator of which shall be the number of shares of
            Common Stock outstanding (including any tendered or exchanged shares) at the Offer Expiration Time multiplied by the Closing Sale Price of a share of Common Stock on the Trading Day next succeeding the Offer Expiration Time, such adjustment to become effective immediately prior to the opening of business on the day following the Offer Expiration Time. If such Person is obligated to purchase shares pursuant to any such tender or exchange offer, but such Person is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such tender or exchange offer had not been made. Notwithstanding the foregoing, the adjustment described in this Section 14.07(g) shall not be made if, as of the Offer Expiration Time, the offering documents with respect to such offer disclose a plan or intention to cause the Company to engage in any transaction described in Article 11.

            (h) For purposes of this Section 14.07, the following terms shall have the meaning indicated:

                  (1) "CURRENT MARKET PRICE" shall mean the average of the daily
            Closing Sale Prices per share of Common Stock for the ten consecutive Trading Days selected by the Company commencing no more than 30 Trading Days before and ending not later than the earlier of such date of determination and the day before the "ex" date with respect to the issuance, distribution, subdivision or combination requiring such computation immediately prior to the date in question. For purpose of this paragraph, the term "ex" date, (1) when used with respect to any issuance or distribution, means the first date on which the Common Stock trades, regular way, on the relevant exchange or in the relevant market from which the Closing Sale Price was

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

            obtained without the right to receive such issuance or distribution, and (2) when used with respect to any subdivision or combination of shares of Common Stock, means the first date on which the Common Stock trades, regular way, on such exchange or in such market after the time at which such subdivision or combination becomes effective.

                  If another issuance, distribution, subdivision or combination to which Section 14.07 applies occurs during the period applicable for calculating "Current Market Price" pursuant to the definition in the preceding paragraph, "Current Market Price" shall be calculated for such period in a manner determined by the Board of Directors to reflect the impact of such issuance, distribution, subdivision or combination on the Closing Sale Price of the Common Stock during such period.

                  (2) "FAIR MARKET VALUE" shall mean the amount which a willing buyer would pay a willing seller in an arm's-length transaction, as reasonably determined by the Company.

                  (3) "RECORD DATE" shall mean, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of stockholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

            (i) The Company may make such increases in the Conversion Rate, in addition to those required by Section 14.07(a), (b), (c), (d), (e), (f) or (g) as the Board of Directors considers to be advisable to avoid or diminish any income tax to holders of Common Stock or rights to purchase Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes.

      To the extent permitted by applicable law, the Company from time to time may increase the Conversion Rate by any amount for any period of time if the period is at least twenty (20) days, the increase is irrevocable during the period and the Board of Directors shall have made a determination that such increase would be in the best interests of the Company, which determination shall be conclusive. Whenever the Conversion Rate is increased pursuant to the preceding sentence, the Company shall mail to holders of record of the Notes a notice of the increase at least fifteen (15) days prior to the date the increased Conversion Rate takes effect, and such notice shall state the increased Conversion Rate and the period during which it will be in effect.

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

            (j) No adjustment in the Conversion Rate shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in such rate; provided that any adjustments that by reason of this Section 14.07(j) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article 14 shall be made by the Company and shall be made to the nearest cent or to the nearest one-ten thousandth (1/10,000) of a share, as the case may be. No adjustment need be made for rights to purchase Common Stock pursuant to a Company plan for reinvestment of dividends or interest. To the extent the Notes become convertible into cash, assets, property or securities (other than capital stock of the Company), no adjustment need be made thereafter as to the cash, assets, property or such securities. Interest will not accrue on any cash into which the Notes are convertible.

            (k) Whenever the Conversion Rate is adjusted as herein provided, the Company shall promptly file with the Trustee and any conversion agent other than the Trustee an Officers' Certificate setting forth the Conversion Rate after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Unless and until a Responsible Officer of the Trustee shall have received such Officers' Certificate, the Trustee shall not be deemed to have knowledge of any adjustment of the Conversion Rate and may assume that the last Conversion Rate of which it has knowledge is still in effect. Promptly after delivery of such certificate, the Company shall prepare a notice of such adjustment of the Conversion Rate setting forth the adjusted Conversion Rate and the date on which each adjustment becomes effective and shall mail such notice of such adjustment of the Conversion Rate to the holder of each Note at his last address appearing on the Note register provided for in Section 2.05 of this Indenture, within twenty (20) days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

            (l) In any case in which this Section 14.07 provides that an adjustment shall become effective immediately after (1) a record date or Record Date for an event, (2) the date fixed for the determination of stockholders entitled to receive a dividend or distribution pursuant to Section 14.07(a), (3) a date fixed for the determination of stockholders entitled to receive rights or warrants pursuant to Section 14.07(b), (4) the Expiration Time for any tender or exchange offer pursuant to Section 14.07(f), or (5) the Offer Expiration Time for a tender or exchange offer pursuant to Section 14.07(g) (each a "DETERMINATION DATE"), the Company may elect to defer until the occurrence of the applicable Adjustment Event (as hereinafter defined) (i) issuing to the holder of any Note converted after such Determination Date and before the occurrence of such Adjustment Event, the additional shares of Common Stock or other securities issuable upon such conversion by reason of the adjustment required by such Adjustment Event over and above the Common Stock issuable upon such conversion before giving effect to such adjustment and (ii) paying to such holder any amount in cash in lieu of any fraction pursuant to Section 14.05. For purposes of this Section 14.07(l), the term "ADJUSTMENT EVENT" shall mean:

                  (A) in any case referred to in clause (1) hereof, the
            occurrence of such event,

                  (B) in any case referred to in clause (2) hereof, the date any such dividend or distribution is paid or made,

                  (C) in any case referred to in clause (3) hereof, the date of expiration of such rights or warrants, and

                  (D) in any case referred to in clause (4) or clause (5)
            hereof, the date a sale or exchange of Common Stock pursuant to such tender or exchange offer is consummated and becomes irrevocable.

            (m) For purposes of this Section 14.07, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

      Section 14.08 Mandatory Conversion Price Adjustment. At any time prior to November 30, 2005, if the Company issues shares of its Common Stock at a price per share less than the Conversion Price of the Notes as then in effect, or issues any security exchangeable or convertible into its Common Stock with a conversion or exchange price per share less than the Conversion Price of the Notes as then in effect (initially $4.20 per share) on an equivalent per share basis (the "PRICE PROTECTION PRICE"), the conversion ratio will be adjusted to a ratio determined by dividing $1,000 by the Price Protection Price, provided, however, that no adjustment will be made for the issuance of any Common Stock or Common Stock equivalent issued in connection with:

                  (1) any employment benefit plan of the Company or its
            Subsidiaries or controlled Affiliates approved by the Company's Board of Directors;

                  (2) the acquisition of all or substantially all of the
            business or a line of business (whether by the acquisition of capital stock, assets or a combination thereof) of any Person, provided such Common Stock is issued for a per share price, or the applicable security is convertible or exchangeable into Common Stock at a per share price which is, not less than the Fair Market Value of the Common Stock;

                  (3) any obligation of the Company to issue Common Stock or
            Common Stock equivalents in existence as of the date of this Indenture; or

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

                  (4) any registered public offering of the Company's Common
            Stock or other securities convertible into or exchangeable for Common Stock.

            (b) For purposes of this Section 14.08, "FAIR MARKET VALUE" means, as of the date the Company or one or more Subsidiaries of the Company, enter into a binding acquisition agreement (the "DETERMINATION Date"), the price per share of Common Stock which is equal to the weighted average of the closing sale price per share of the Common Stock for ten (10) consecutive Trading Days in a period of twenty (20) consecutive Trading Days immediately prior to the Determination Date.

      Section 14.09 Effect of Reclassification, Consolidation, Merger or Sale. If any of the following events occur, namely (i) any reclassification or change of the outstanding shares of Common Stock (other than a subdivision or combination to which Section 14.07(c) applies), (ii) any consolidation, merger or combination of the Company with another Person in which the Company is not the surviving Person and as a result of which holders of Common Stock as a class shall be entitled to receive stock, other securities or other property or assets (including cash) in exchange for such Common Stock (but not as a result of any distribution or dividend of cash, properties or assets by the Company and not as the result of any repurchase by the Company of not more than eighty percent (80%) of the Company's then outstanding Common Stock), or (iii) any sale or conveyance of all or substantially all of the properties and assets of the Company to any other Person as a result of which holders of Common Stock as a class shall be entitled to receive stock, other securities or other property or assets (including cash) in exchange for such Common Stock (but not as a result of any distribution or dividend of cash, properties or assets by the Company and not as the result of any repurchase by the Company of not more than eighty percent (80%) of the Company's then outstanding Common Stock), then the Company or the successor or purchasing Person, as the case may be, shall execute with the Trustee a supplemental indenture (which, if the Trust Indenture Act shall be applicable to this Indenture and the Notes, shall comply with the Trust Indenture Act as in force at the date of execution of such supplemental indenture) providing that each Note shall be convertible into the kind and amount of shares of stock, other securities or other property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance by a holder of a number of shares of Common Stock issuable upon conversion of such Notes (assuming, for such purposes, a sufficient number of authorized shares of Common Stock are available to convert all such Notes) immediately prior to such reclassification, change, consolidation, merger, combination, sale or conveyance assuming such holder of Common Stock did not exercise his rights of election, if any, as to the kind or amount of stock, other securities or other property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance (provided that, if the kind or amount of stock, other securities or other property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance is not the same for each share of Common Stock in respect of which

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such rights of election shall not have been exercised ("NONELECTING SHARE"), then for the purposes of this Section 14.09 the kind and amount of stock, other securities or other property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance for each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article
14. Any such supplemental indenture shall be accompanied by delivery to the Trustee by the Company of an Officers' Certificate to the effect that such supplemental indenture is in compliance with this Section 14.09.

      The Company shall cause notice of the execution of such supplemental indenture to be mailed to each holder of Notes, at its address appearing on the Note register provided for in Section 2.05 of this Indenture, within twenty (20) days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of such supplemental indenture.

      The above provisions of this Section shall similarly apply to successive reclassifications, changes, consolidations, mergers, combinations, sales and conveyances.

      If this Section 14.09 applies to any event or occurrence, Section 14.07 and Section 14.08 shall not apply.

      Section 14.10 Taxes on Shares Issued. The issue of stock certificates on conversions of Notes shall be made without charge to the converting Noteholder for any documentary, stamp or similar issue or transfer tax in respect of the issue thereof. The Company shall not, however, be required to pay any such tax which may be payable in respect of any transfer involved in the issue and delivery of stock in any name other than that of the holder of any Note converted, and the Company shall not be required to issue or deliver any such stock certificate unless and until the Person or Persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

      Section 14.11 Reservation of Shares, Shares to be Fully Paid; Compliance with Governmental Requirements; Listing of Common Stock. The Company shall provide, free from preemptive rights, out of its authorized but unissued shares or shares held in treasury, sufficient shares of Common Stock to provide for the conversion of the Notes from time to time as such Notes are presented for conversion.

      Before taking any action which would cause an adjustment increasing the Conversion Rate to an amount that would cause the Conversion Price to be reduced below the then par value, if any, of the shares of Common Stock issuable upon conversion of the Notes, the Company will take all corporate action which may, in the opinion of its counsel, be necessary in order that the Company may

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validly and legally issue shares of such Common Stock at such adjusted
Conversion Rate.

      The Company covenants that all shares of Common Stock which may be issued upon conversion of Notes will upon issue be fully paid and non-assessable by the Company and free from all taxes, liens and charges with respect to the issue thereof.

      The Company covenants that, if any shares of Common Stock to be provided for the purpose of conversion of Notes hereunder require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued upon conversion, the Company will in good faith and as expeditiously as possible, to the extent then permitted by the rules and interpretations of the Commission (or any successor thereto), endeavor to secure such registration or approval, as the case may be.

      The Company further covenants that, if at any time the Common Stock shall be listed on the Nasdaq National Market or any other national securities exchange or automated quotation system, the Company will, if permitted by the rules of such exchange or automated quotation system, list and keep listed, so long as the Common Stock shall be so listed on such exchange or automated quotation system, all Common Stock issuable upon conversion of the Note; provided that if the rules of such exchange or automated quotation system permit the Company to defer the listing of such Common Stock until the first conversion of the Notes into Common Stock in accordance with the provisions of this Indenture, the Company covenants to list such Common Stock issuable upon conversion of the Notes in accordance with the requirements of such exchange or automated quotation system at such time.

      Section 14.12 Responsibility of Trustee. The Trustee and any other conversion agent shall not at any time be under any duty or responsibility to any holder of Notes to determine the Conversion Rate or whether any facts exist which may require any adjustment of the Conversion Rate, or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. Without limiting the generality of the foregoing, the Company shall determine Applicable Stock Price, Closing Sale Price, Current Market Price, Fair Market Value, any applicable Conversion Cap and any Mandatory Conversion Date (pursuant to clause "(i)" of the definition thereof) with respect to the Common Stock from time to time, as necessary for purposes of this Indenture, and neither the Trustee nor any conversion agent shall be under any duty to verify the Company's determination of any of the foregoing, or independently to make any such determination. The Trustee and any other conversion agent shall not be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property, which may at any time be issued or delivered upon the conversion of any Note; and the Trustee and any other conversion agent make no representations with respect thereto. Neither the Trustee nor any conversion agent

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shall be responsible for any failure of the Company to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property or cash upon the surrender of any Note for the purpose of conversion or to comply with any of the duties, responsibilities or covenants of the Company contained in this Article 14. Without limiting the generality of the foregoing, neither the Trustee nor any conversion agent shall be under any responsibility to determine the correctness of any provisions contained in any supplemental indenture entered into pursuant to Section 14.09 relating either to the kind or amount of shares of stock or securities or property (including cash) receivable by Noteholders upon the conversion of their Notes after any event referred to in such Section 14.09 or to any adjustment to be made with respect thereto, but, subject to the provisions of Section 7.01, may accept as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, the Officers' Certificate (which the Company shall be obligated to file with the Trustee prior to the execution of any such supplemental indenture) with respect thereto.

      Section 14.13 Notice to Holders Prior to Certain Actions. In case:

            (a) the Company shall declare a dividend (or any other distribution) on its Common Stock that would require an adjustment in the Conversion Rate pursuant to Section 14.07; or

            (b) the Company shall authorize the granting to the holders of all or substantially all of its Common Stock of rights or warrants to subscribe for or purchase any share of any class or any other rights or warrants; or

            (c) of any reclassification or reorganization of the Common Stock of the Company (other than a subdivision or combination of its outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

            (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

the Company shall cause to be filed with the Trustee and to be mailed to each holder of Notes at his address appearing on the Note register provided for in
Section 2.05 of this Indenture, as promptly as possible but in any event at least ten (10) days prior to the applicable date hereinafter specified, a notice stating (1) the date on which a record is to be taken for the purpose of such dividend, distribution or rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined, or (2) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective or occur, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification,

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consolidation, merger, sale, transfer, dissolution, liquidation or winding up.
Failure to give such notice, or any defect therein, shall not affect the legality or validity of such dividend, distribution, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up.

      Section 14.14 Rights Issued in Respect of Common Stock Issued Upon Conversion. Each share of Common Stock issued upon conversion of Notes pursuant to this Article 14 shall be entitled to receive the appropriate number of common stock or preferred stock purchase rights, as the case may be (the "RIGHTS"), if any, that shares of Common Stock are entitled to receive and the certificates representing the Common Stock issued upon such conversion shall bear such legends, if any, in each case as may be provided by the terms of any shareholder rights agreement adopted by the Company, as the same may be amended from time to time (in each case, a "RIGHTS AGREEMENT"). Provided that such Rights Agreement requires that each share of Common Stock issued upon conversion of Notes at any time prior to the distribution of separate certificates representing the Rights be entitled to receive such Rights, then, notwithstanding anything else to the contrary in this Article 14 there shall not be any adjustment to the conversion privilege or Conversion Rate as a result of the issuance of Rights, but an adjustment to the Conversion Rate shall be made pursuant to Section 14.07(d) (to the extent required thereby) upon the separation of the Rights from the Common Stock.

                                   ARTICLE 15
                                  SUBORDINATION

      Section 15.01 Agreement to Subordinate. The Company agrees, and each holder by accepting a Note agrees, that the payment of principal, interest, premium, if any, and Liquidated Damages, if any on the Notes and any payment on account of the acquisition or redemption of the Notes by the Company is subordinated in right of payment, to the extent and in the manner provided in this Article 15, to the prior payment in full of all Senior Indebtedness (whether outstanding on the date hereof or hereafter created, incurred, assumed or guaranteed), and that the subordination is for the benefit of the holders of Senior Indebtedness.

      Section 15.02 Liquidation; Dissolution; Bankruptcy. The holders of Senior Indebtedness of the Company will be entitled to receive payment in full in cash of all obligations due in respect of Senior Indebtedness of the Company (including interest after the commencement of any bankruptcy proceeding at the rate specified in the applicable Senior Indebtedness of the Company) before the holders of Notes will be entitled to receive any payment with respect to the Notes, in the event of any distribution to creditors of the Company: (1) in a liquidation or dissolution of the Company; (2) in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Company or its property; (3) in an assignment by the Company for the benefit of its creditors; or (4) in any marshaling of the Company's assets and liabilities.

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      Section 15.03 Default on Designated Senior Indebtedness.

            (a) Upon and during the continuation of any default in the payment of principal of, or premium, if any, or interest on, any Senior Indebtedness, or any obligation owing under or in respect of Senior Indebtedness, or if any event of default (other than a payment default) with respect to any Senior Indebtedness shall have occurred and be continuing and shall have resulted in such Senior Indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable (collectively, a "MAJOR DEFAULT"), or

            (b) If any event of default other than a Major Default with respect to any Designated Senior Indebtedness will have occurred and be continuing permitting the holders of such Designated Senior Indebtedness to declare such Designated Senior Indebtedness due and payable prior to the date on which it would otherwise have become due and payable (a "MINOR DEFAULT"), then no payment will be made by or on behalf of the Company on account of the
Notes:

                  (1) in case of any Major Default (whether a payment or
            nonpayment default), unless and until such event of default will have been cured or waived in writing in accordance with the instruments governing such Senior Indebtedness or such acceleration will have been rescinded or annulled, or such Senior Indebtedness shall have been paid in full, or

                  (2) in case of any Minor Default, during the period (a
            "PAYMENT BLOCKAGE PERIOD") commencing on the date that the Company and the Trustee receive written notice (a "PAYMENT NOTICE") of such event of Minor Default (which notice will be binding on the Trustee and the holders of Notes as to the occurrence of such an event of Minor Default) from holders of Designated Senior Indebtedness (or their representative) and ending on the earliest of:

                  (i)   179 days after such date;

                  (ii) the date, if any, on which such Designated Senior Indebtedness to which such default relates is paid in full or such default is cured or waived in writing in accordance with the instruments governing such Designated Senior Indebtedness by the holders of such Designated Senior Indebtedness; and

                  (iii) the date on which the Trustee receives from the holders of such Designated Senior Indebtedness (or their Representative or Representatives) that commenced the Payment Blockage Period written

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

                        notice that the Payment Blockage Period has been terminated.

            (c) During any consecutive 360-day period, the aggregate of all Payment Blockage Periods shall not exceed 179 days and there shall be a period of at least 181 consecutive days in each consecutive 360-day period when no Payment Blockage Period is in effect. No event of default that existed or was continuing with respect to Designated Senior Indebtedness for which notice commencing a Payment Blockage Period was given on the date such Payment Blockage Period commenced shall be, or be made, the basis for the commencement of any subsequent Payment Blockage Period unless such event of default is cured or waived for a period of not less than 90 consecutive days.

      Section 15.04 Acceleration of Securities. If payment of the Notes is accelerated because of an Event of Default, the Company shall promptly notify holders of Designated Senior Indebtedness of the acceleration.

      Section 15.05 When Distribution Must Be Paid Over. In the event that the Trustee or any holder of Notes receives any payment of any Obligations with respect to the Notes at a time when the Trustee or such holder, as applicable, has, subject to Section 15.12 knowledge that such payment is prohibited by
Section 15.03 hereof, such payment shall be held by the Trustee or such holder, as applicable, in trust for the benefit of, and shall be paid forthwith over and delivered, upon written request to, the holders of Senior Indebtedness as their interests may appear or their Representative under this Indenture or other agreement (if any) pursuant to which Senior Indebtedness may have been issued, as their respective interests may appear, for application to the payment of all obligations with respect to Senior Indebtedness remaining unpaid to the extent necessary to pay such obligations in full in accordance with their terms, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

      With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform only such obligations on the part of the Trustee as are specifically set forth in this Article 15, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness, and shall not be liable to any such holders if the Trustee shall pay over or distribute to or on behalf of holders or the Company or any other Person money or assets to which any holders of Senior Indebtedness shall be entitled by virtue of this Article 15, except if such payment is made as a result of the willful misconduct or gross negligence of the Trustee.

      Section 15.06 Notice by Company. The Company shall promptly notify the Trustee and the paying agent in writing of any facts known to the Company that would cause a payment of any obligations with respect to the Notes to violate this Article 15, but failure to give such notice shall not affect the subordination of the Notes to the Senior Indebtedness as provided in this
Article 15.

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      Section 15.07 Subrogation. After all Senior Indebtedness is paid in full and until the Notes are paid in full, holders of Notes shall be subrogated (equally and ratably with all other Indebtedness pari passu with the Notes) to the rights of holders of Senior Indebtedness to receive distributions applicable to Senior Indebtedness to the extent that distributions otherwise payable to the holders of Notes have been applied to the payment of Senior Indebtedness. A distribution made under this Article 15 to holders of Senior Indebtedness that otherwise would have been made to holders of Notes is not, as between the Company and holders of Notes, a payment by the Company on the Notes.

      Section 15.08 Relative Rights. This Article 15 defines the relative rights of holders of Notes and holders of Senior Indebtedness. Nothing in this Indenture shall:

            (a) impair, as between the Company and holders of Notes, the obligation of the Company, which is absolute and unconditional, to pay principal of and interest on the Notes in accordance with their terms.

            (b) affect the relative rights of holders of Notes and creditors of the Company other than their rights in relation to holders of Senior Indebtedness; or

            (c) prevent the Trustee or any holder of Notes from exercising its available remedies upon a Default or Event of Default, subject to the rights of holders and owners of Senior Indebtedness to receive distributions and payments otherwise payable to holders of Notes.

If the Company fails because of this Article 15 to pay principal of or interest on a Note on the due date, the failure is still a default or Event of Default.

      Section 15.09 Subordination May Not Be Impaired by Company. No right of any holder of Senior Indebtedness to enforce the subordination of the Indebtedness evidenced by the Notes shall be impaired by any act or failure to act by the Company or any holder or by the failure of the Company or any holder to comply with this Indenture.

      Section 15.10 Distribution or Notice of Representative. Whenever a distribution is to be made or a notice given to holders of Senior Indebtedness, the distribution may be made and the notice given to their Representative.

      Upon any payment or distribution of assets of the Company referred to in this Article 15, the Trustee and the holders of Notes shall be entitled to rely upon any order or decree made by any court of competent jurisdiction or upon any certificate of such Representative or of the liquidating trustee or agent or other Person making any distribution to the Trustee or to the holders of Notes for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 15.

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      Section 15.11 No Waiver of Subordination Provisions.

            (a) No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by an act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder or any Representative, or by any non-compliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

            (b) Without limiting the generality of subsection (a) of this Section, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or the notice to the Trustee or the holders of the Notes, without incurring responsibility to the holders of the Notes and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the holders of the Notes to the holders of Senior Indebtedness, do any one or more of the following: (1) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (2) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (3) release any Person liable in any manner for the collection or payment of Senior Indebtedness; (4) exercise or refrain from exercising any rights against the Company and any other Person; and (5) sell, assign or transfer the Senior Indebtedness to any Person; provided, however, that in no event shall any such actions limit the right of the holders of the Notes to take any action to accelerate the maturity of the Notes pursuant to Article 6 of this Indenture or to pursue any rights or remedies hereunder or under applicable laws if the taking of such action does not otherwise violate the terms of this Article.

      Section 15.12 Rights of Trustee and Paying Agent. Notwithstanding the provisions of this Article 15 or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment or distribution by the Trustee, and the Trustee and the Paying Agent may continue to make payments on the Notes, unless the Trustee shall have received at its Corporate Trust Office at least two Business Days prior to the date of such payment written notice of facts that would cause the payment of any obligations with respect to the Notes to violate this Article 15. Only the Company or a Representative may give the notice. Nothing in this Article 15 shall impair the claims of, or payment to, the Trustee under or pursuant to Section 7.06 hereof.

      The Trustee in its individual or any other capacity may hold Senior Indebtedness with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights.

      Section 15.13 Authorization to Effect Subordination. Each holder of Notes, by the holder's acceptance thereof, authorizes and directs the Trustee on

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such holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Article 15, and appoints the Trustee to act as such holder's attorney-in-fact for any and all such purposes. If the Trustee does not file a proper proof of claim or proof of debt in the form required in any proceeding referred to in Section 6.09 hereof at least 30 days before the expiration of the time to file such claim, holders of any Senior Indebtedness (or their Representatives), are hereby authorized to file an appropriate claim for and on behalf of the holders of the Notes.

      Section 15.14 Amendments. The provisions of this Article 15 shall not be amended or modified without the written consent of the holders of all Designated Senior Indebtedness bound by such amendment or modification.

                                   ARTICLE 16
                            MISCELLANEOUS PROVISIONS

      Section 16.01 Provisions Binding on Company's Successors. All the covenants, stipulations, promises and agreements by the Company contained in this Indenture shall bind its successors and assigns whether so expressed or not.

      Section 16.02 Official Acts by Successor Corporation. Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the like board, committee or officer of any Person that shall at the time be the lawful sole successor of the Company.

      Section 16.03 Addresses for Notices, Etc. Any notice, direction request or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Notes on the Company shall be deemed to have been sufficiently given or made, for all purposes, if given or served by being deposited postage prepaid by registered or certified mail with the United States Postal Service, or if sent by nationally recognized delivery or courier service, or if sent by confirmed telecopier with simultaneous mailing by first class mail addressed (until another address is filed in writing by the Company with the Trustee) to Standard Management Corporation, 10689 North Pennsylvania Street, Indianapolis, Indiana 46280, Attention: General Counsel (telecopier: (317) 574-6227). Any notice, direction, request or demand hereunder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or served in writing and deposited, postage prepaid, by registered or certified mail in a post office letter box addressed to the Corporate Trust Office (provided, however, that in no instance shall any notice, direction, request or demand be deemed to have been sent to or received by the Trustee unless and until actually received by it at the Corporate Trust Office).

      The Trustee, by notice to the Company, may designate additional or different addresses for subsequent notices or communications.

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

      Any notice or communication mailed to a Noteholder shall be mailed to him by first class mail, postage prepaid, at his address as it appears on the Note register and shall be sufficiently given to him if so mailed within the time prescribed.

      Failure to mail a notice or communication to a Noteholder or any defect in it shall not affect its sufficiency with respect to other Noteholders. If a notice or communication is mailed to a Noteholder or the Company in the manner provided above, it is duly given, whether or not the addressee receives it.

      Section 16.04 Governing Law. This Indenture and each Note shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of the State of New York, without regard to conflicts of laws principles thereof.

      Section 16.05 Evidence of Compliance with Conditions Precedent, Certificates to Trustee. Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

      Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include: (1) a statement that the person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statement or opinion contained in such certificate or opinion is based; (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

      Section 16.06 Legal Holidays. In any case in which the date of maturity of interest on or principal of the Notes or the redemption date of any Note will not be a Business Day, then payment of such interest on or principal of the Notes need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the redemption date, and no interest shall accrue for the period from and after such date.

      Section 16.07 Trust Indenture Act Not Applicable. This Indenture is neither subject to, nor governed by, the provisions of the Trust Indenture Act except for such terms which are expressly incorporated by reference herein as a matter of contract. In the event this Indenture becomes subject to the requirements of the Trust Indenture Act then this Indenture shall be subject to and

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governed by only such provisions of the Trust Indenture Act which are required to be part of and to govern indentures qualified under the Trust Indenture Act; provided that unless otherwise required by law, notwithstanding the foregoing, this Indenture and the Notes issued hereunder shall not be subject to the provisions of subsections (a)(1), (a)(2), and (a)(3) of Section 314 of the Trust Indenture Act as now in effect or as hereafter amended or modified; provided further that this Section 16.07 shall not require this Indenture or the Trustee to be qualified under the Trust Indenture Act prior to the time such qualification is in fact required under the terms of the Trust Indenture Act, nor shall it constitute any admission or acknowledgment by any party to the Indenture that any such qualification is required prior to the time such qualification is in fact required under the terms of the Trust Indenture Act. If this Indenture becomes subject to the Trust Indenture Act and if any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in an indenture qualified under the Trust Indenture Act, such required provision shall control.

      Section 16.08 No Security Interest Created. Nothing in this Indenture or in the Notes, expressed or implied, shall be construed to constitute a security interest under the Uniform Commercial Code or similar legislation, as now or hereafter enacted and in effect, in any jurisdiction in which property of the Company or its subsidiaries is located.

      Section 16.09 Benefits of Indenture. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto, any paying agent, any authenticating agent, conversion agent, any Note registrar and their successors hereunder and the holders of Notes any benefit or any legal or equitable right, remedy or claim under this Indenture.

      Section 16.10 Table of Contents, Headings, Etc. The table of contents and the titles and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

      Section 16.11 Authenticating Agent. The Trustee may appoint an authenticating agent that shall be authorized to act on its behalf, and subject to its direction, in the authentication and delivery of Notes in connection with the original issuance thereof and transfers and exchanges of Notes hereunder, including under Sections 2.04, 2.05, 2.06, 2.07, 3.03 and 3.05, as fully to all intents and purposes as though the authenticating agent had been expressly authorized by this Indenture and those Sections to authenticate and deliver Notes. For all purposes of this Indenture, the authentication and delivery of Notes by the authenticating agent shall be deemed to be authentication and delivery of such Notes "by the Trustee" and a certificate of authentication executed on behalf of the Trustee by an authenticating agent shall be deemed to satisfy any requirement hereunder or in the Notes for the Trustee's certificate of authentication. Such authenticating agent shall at all times be a Person eligible to serve as trustee hereunder pursuant to Section 7.09.

      Any corporation into which any authenticating agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any authenticating agent shall be a party, or any corporation succeeding to the corporate trust business of any authenticating agent, shall be the successor of the authenticating agent hereunder, if such successor corporation is otherwise eligible under this
Section 16.11, without the execution or filing of any paper or any further act on the part of the parties hereto or the authenticating agent or such successor corporation.

      Any authenticating agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any authenticating agent by giving written notice of termination to such authenticating agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any authenticating agent shall cease to be eligible under this Section, the Trustee shall either promptly appoint a successor authenticating agent or itself assume the duties and obligations of the former authenticating agent under this Indenture and, upon such appointment of a successor authenticating agent, if made, shall give written notice of such appointment of a successor authenticating agent to the Company and shall mail notice of such appointment of a successor authenticating agent to all holders of Notes as the names and addresses of such holders appear on the Note register.

      The Company agrees to pay to the authenticating agent from time to time such reasonable compensation for its services as shall be agreed upon in writing between the Company and the authenticating agent.

      The provisions of Sections 7.02, 7.03, 7.04, 8.03 and this Section 16.11 shall be applicable to any authenticating agent.

      Section 16.12 Execution in Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

      Section 16.13 Severability. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, then (to the extent permitted by law) the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      U.S. Bank National Association hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions herein above set forth.

      IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed.

                                                STANDARD MANAGEMENT
                                                CORPORATION, as Issuer

                                                By: /s/ Ronald D. Hunter
                                                    ---------------------------
                                                    Name: Ronald D. Hunter
                                                    Title: Chairman and Chief
                                                           Executive Officer

                                                U.S. BANK NATIONAL
                                                ASSOCIATION, as Trustee

                                                By: /s/ Earl W. Dennison, Jr.
                                                    ---------------------------
                                                    Name: Earl W. Dennison, Jr.
                                                    Title: Vice President

                                                                       EXHIBIT A

[Include only for Notes that are Restricted Securities]

[THE NOTE EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS AN "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501 UNDER THE SECURITIES
ACT); (2) AGREES THAT IT WILL NOT, PRIOR TO EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THIS NOTE UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), RESELL OR OTHERWISE TRANSFER THIS NOTE OR THE COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE EXCEPT (A) TO STANDARD MANAGEMENT CORPORATION OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (C) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT (AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER); (3) PRIOR TO SUCH TRANSFER (OTHER THAN A TRANSFER PURSUANT TO CLAUSE
(2)(C) ABOVE), IT WILL FURNISH TO U.S. BANK NATIONAL ASSOCIATION , AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE) AND UPON THE COMPANY'S REQUEST, TO THE COMPANY, SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT; AND (4) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THE NOTE EVIDENCED HEREBY PURSUANT TO CLAUSE (2)(C) ABOVE OR UPON ANY TRANSFER OF THIS NOTE UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION) , ACCOMPANIED BY AN OPINION OF COUNSEL DELIVERED TO THE TRUSTEE AND THE ISSUER BY THE TRANSFEROR TO THE EFFECT THAT THE HOLDING PERIOD APPLICABLE TO SALES OF THIS NOTE UNDER SUCH RULE 144(K) HAS EXPIRED, THAT THIS NOTE IS NO LONGER A "RESTRICTED SECURITY" AS THAT TERM IS DEFINED IN THE INDENTURE AND THAT REMOVAL OF THIS LEGEND FROM SUCH NOTE IS PERMITTED UNDER THIS INDENTURE. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING RESTRICTION.]

                         STANDARD MANAGEMENT CORPORATION

                          6% CONVERTIBLE NOTE DUE 2008

                                                               CUSIP: __________

No. ___________                                                $________________

      Standard Management Corporation, a corporation duly organized and validly existing under the laws of the State of Indiana (herein called the "COMPANY", which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received hereby promises to pay to __________ or its registered assigns, the principal sum of ________ DOLLARS on January 1, 2008 at the office or agency of the Company maintained for that purpose in accordance with the terms of the Indenture, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semi-annually on January 1 and July 1 of each year, commencing January 1, 2005, on said principal sum at said office or agency, in like coin or currency, at the rate per annum of 6.00%, from the January 1 or July 1, as the case may be, next preceding the date of this Note to which interest has been paid or duly provided for, unless the date hereof is a date to which interest has been paid or duly provided for, in which case from the date of this Note, or unless no interest has been paid or duly provided for on the Notes, in which case from November 30, 2004 until payment of said principal sum has been made or duly provided for. Notwithstanding the foregoing, if the date hereof is after any December 15 or June 15, as the case may be, and before the following January 1 or July 1, this Note shall bear interest from such January 1 or July 1; provided that if the Company shall default in the payment of interest due on such January 1 or July 1, then this Note shall bear interest from the next preceding January 1 and July 1 to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for on such Note, from November 30, 2004. Except as otherwise provided in the Indenture, the interest payable on the Note pursuant to the Indenture on any January 1 or July 1 will be paid to the Person entitled thereto as it appears in the Note register at the close of business on the record date, which shall be the December 15 or June 15 (whether or not a Business Day) next preceding such January 1 or July 1, as provided in the Indenture; provided that any such interest not punctually paid or duly provided for shall be payable as provided in the Indenture. Interest may, at the option of the Company, be paid
(i) by check mailed to the registered address of such Person (provided that the holder of Notes with an aggregate principal amount in excess of $500,000 shall, at the written election (timely made and containing appropriate wire transfer information) of such holder, be paid by wire transfer of immediately available funds, or (ii) by transfer to an account maintained by such Person located in the United States.

      The Company promises to pay interest on overdue principal, premium, if any (to the extent that payment of such interest is enforceable under applicable law) at the rate of 7%, per annum.

      Reference is made to the further provisions of this Note set forth on the reverse hereof, including, without limitation, provisions giving the holder of this Note the right to convert this Note into Common Stock of the Company on the terms and subject to the limitations referred to on the reverse hereof and as more fully specified in the Indenture. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

      This Note shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with and governed by the laws of the State of New York, without regard to conflicts of laws principles thereof.

      This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been manually signed by the Trustee or a duly authorized authenticating agent under the Indenture.

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

                                                STANDARD MANAGEMENT
                                                CORPORATION

                                                By: ____________________________

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Notes described in the within-named Indenture.

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By: _____________________________
     Authorized Officer

Dated: _______ ____, 2004

                             FORM OF REVERSE OF NOTE

                         STANDARD MANAGEMENT CORPORATION

                          6% CONVERTIBLE NOTE DUE 2008

      This Note is one of a duly authorized issue of Notes of the Company, designated as its 6% Convertible Notes Due 2008 (herein called the "NOTES"), limited in aggregate principal amount to $10,000,000, issued and to be issued under and pursuant to an Indenture dated as of November 30, 2004 (herein called the "INDENTURE"), between the Company and U.S. Bank National Association, as trustee (herein called the "TRUSTEE"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the holders of the Notes.

      The indebtedness evidenced by this Note is, to the extent provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness of the Company, and this Note is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Note, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided, and (c) appoints the Trustee his attorney-in-fact for any and all such purposes.

      In case an Event of Default shall have occurred and be continuing, the principal of, premium, if any, and accrued interest, on all Notes may be declared by either the Trustee or the holders of not less than 25% in aggregate principal amount of the Notes then outstanding, and upon said declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

      The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of at least a majority in aggregate principal amount of the Notes at the time outstanding, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the holders of the Notes; provided that no such supplemental indenture shall (i) extend the fixed maturity of any Note, or reduce the rate or extend the time for payment of interest or Liquidated Damages thereon, or reduce the principal amount thereof or premium, if any, thereon, or reduce any amount payable upon redemption or repurchase thereof, or impair the right of any Noteholder to institute suit for the payment thereof, or make the principal thereof or interest or premium, if any, thereon payable in any coin or currency other than that provided in the Notes, or change the obligation of the Company to redeem any Note upon the happening of a Fundamental Change in a manner adverse to the holder of the Notes, or impair the right to convert the Notes into Common Stock subject to the terms set forth in the Indenture, including Section 14.09 thereof, without the consent of the holder of each Note so affected, or modify any of the provisions of Section 10.02 or Section 6.07 thereof, except to increase any such percentage or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the holder of each Note so affected, or change any obligation of the Company to maintain an office or agency in the places and for the purposes set forth in Section 4.02 thereof, or (ii) reduce the aforesaid percentage of Notes, the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of all Notes then outstanding. Subject to the provisions of the Indenture, the holders of a majority in aggregate principal amount of the Notes at the time outstanding may on behalf of the holders of all of the Notes waive any past default or Event of Default under the Indenture and its consequences except a default in the payment of interest, or any premium on, or the principal of, any of the Notes, or a failure by the Company to convert any Notes into Common Stock of the Company, or a default in the payment of the redemption price, or a default in respect of a covenant or provisions of the Indenture which under Article 10 of the Indenture cannot be modified or amended without the consent of the holders of each or all Notes then outstanding or affected thereby. Any such consent or waiver by the holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Note and any Notes which may be issued in exchange or substitution hereof, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.

      No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest, including contingent interest, if any, on this Note at the place, at the respective times, at the rate and in the coin or currency herein prescribed.

      Interest on the Notes shall be computed on the basis of a 360-day year of twelve 30-day months.

      The Notes are issuable in fully registered form, without coupons, in denominations of $1,000 principal amount and any multiple of $1,000. At the office or agency of the Company referred to on the face hereof, and in the manner and subject to the limitations provided in the Indenture, without payment of any service charge but with payment of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in connection with any registration or exchange of Notes, Notes may be exchanged for a like aggregate principal amount of Notes of any other authorized denominations.

      At any time on or after November 30, 2006 and prior to maturity, the Notes may be redeemed at the option of the Company, in whole or in part, upon mailing a notice of such redemption not less than 30 days but not more than 60 days before the redemption date to the holders of Notes at their last registered addresses, all as provided in the Indenture, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, together with accrued and unpaid interest to, but excluding, the redemption date if the closing sale price of the Common Stock exceeds 140% of the Conversion Price for at least 10 Trading Days in the 20 consecutive trading days ending on the trading day preceding the date of mailing of the notice of redemption (such redemption right to continue once in effect through close of business on the redemption date specified in such notice, regardless of subsequent changes in the closing sale price of the Common Stock); provided that if the redemption date is on a January 1 or July 1, then the interest payable on such date shall be paid to the holder of record on the preceding December 15 or June 15, respectively.

      The Company may not give notice of any redemption of the Notes if a default in the payment of interest, or premium, if any, on the Notes has occurred and is continuing.

      The Notes are not subject to redemption through the operation of any sinking fund.

      If a Fundamental Change occurs at any time prior to maturity of the Notes, this Note will be redeemable on a Fundamental Change Redemption Date, 30 days after notice thereof, at the option of the holder of this Note at a redemption price equal to 100% of the principal amount thereof, together with accrued interest to (but excluding) the redemption date; provided that if such Fundamental Change Redemption Date is a January 1 or July 1, the interest payable on such date shall be paid to the holder of record of this Note on the preceding December 15 or June 15, respectively. The Notes will be redeemable in multiples of $1,000 principal amount. The Company shall mail to all holders of record of the Notes a notice of the occurrence of a Fundamental Change and of the redemption right arising as a result thereof on or before the 10th day after the occurrence of such Fundamental Change. For a Note to be so redeemed at the option of the holder, the Company must receive at the office or agency of the Company maintained for that purpose in accordance with the terms of the Indenture, such Note with the form entitled "Option to Elect Repayment Upon a Fundamental Change" on the reverse thereof duly completed, together with such Note, duly endorsed for transfer, on or before the 30th day after the date of such notice of a Fundamental Change (or if such 30th day is not a Business Day, the immediately succeeding Business Day).

      Subject to the occurrence of certain events and in compliance with the provisions of the Indenture, the holder hereof has the right, at its option, to convert each $1,000 principal amount of the Notes into 238.09524 shares of the Company's Common Stock (subject to adjustment from time to time as provided in Article 14 of the Indenture (the "CONVERSION RATE")). A Note in respect of which a holder is exercising its right to require redemption upon a Fundamental Change may be converted only if such holder withdraws its election to exercise either such right in accordance with the terms of the Indenture. The Conversion Rate for the Notes on any Conversion Date shall be determined as set forth in the Indenture. The Company shall deliver cash or a check in lieu of any fractional share of Common Stock.

      A holder's right to convert the Notes into Common Stock of the Company is also subject to the Company's right to elect to pay such holder the amount of cash set forth in the next succeeding sentence in lieu of delivering all or part of such Common Stock; provided, however, that (i) if such payment of cash is not permitted pursuant to the provisions of the Indenture, the Company shall, from and to the extent necessary, deliver Common Stock (and cash in lieu of fractional shares of Common Stock) in accordance with the Indenture, and (ii) if such payment of Common Stock is not permitted in accordance with the Indenture, then the Company shall, from and to the extent necessary, deliver cash in accordance with the Indenture, in either case, whether or not the Company has delivered a notice pursuant to the Indenture to the effect that the Notes will be paid, in whole or in part, in cash or Common Stock. If the Company shall elect to make such payment in shares of Common Stock or a combination of cash and Common Stock, the Company shall deliver to the holder through the Conversion Agent, no later than the third Business Day following the date on which the Applicable Stock Price is determined, a certificate for the number of whole shares of Common Stock issuable upon the conversion and, if applicable, cash in lieu of such Common Stock and cash in lieu of any fractional shares. If, however, the Company shall elect to make all or a portion of such payment in cash, the Company shall deliver to the holder surrendering a Note the amount of cash per Note (or a portion of a Note) equal to (i) the Applicable Stock Price multiplied by the Conversion Rate in effect with respect to such Conversion Date minus (ii) the number of shares of Common Stock (if any) which the Company elects to issue in connection with such conversion of such Note, no later than the third Business Day following such Conversion Date.

      If an Event of Default (other than a default in a cash payment upon conversion of the Securities) shall have occurred and be continuing, the Company shall deliver Common Stock in accordance with the terms of the Indenture, and if the Company is prohibited from delivering shares of Common Stock it shall, from and to the extent necessary, pay cash in lieu of issuing such shares as described in Section 14.02 in each case, whether or not the Company has delivered a notice pursuant to Section 14.02 of the Indenture to the effect that the Notes would be paid in cash or a combination of cash and Common Stock.

      A holder may convert a portion of a Note if the principal amount of such portion is $1,000 or an integral multiple of $1,000. No payment or adjustment shall be made for dividends on the Common Stock except as provided in the Indenture. On conversion of a Note, except for conversion during the period from the close of business on any record date immediately preceding any interest payment date to the close of business on the Business Day immediately preceding such interest payment date, in which case the holder on such record date shall receive the interest payable on such interest payment date, that portion of accrued and unpaid interest on the converted Note attributable to the period from the most recent interest payment date (or, if no interest payment date has occurred, from the Issue Date) through the Conversion Date shall not be cancelled, extinguished or forfeited, but rather shall be deemed to be paid in full to the holder thereof through delivery of the Common Stock (together with the cash payment, if any, in lieu of fractional shares), or cash in lieu thereof, in exchange for the Note being converted pursuant to the provisions hereof.

      Notes or portions thereof surrendered for conversion during the period from the close of business on any record date immediately preceding any interest payment date to the close of business on the Business Day immediately preceding such interest payment date shall be accompanied by payment to the Company or its order, in New York Clearing House funds or other funds acceptable to the Company, of an amount equal to the interest payable on such interest payment date with respect to the principal amount of Notes or portions thereof being surrendered for conversion; provided that no such payment need be made if (1) the Company has specified a Redemption Date that occurs during the period from the close of business on a record date to the close of business on the Business Day immediately preceding the interest payment date to which such record date relates, (2) the Company has specified a Fundamental Change Redemption Date during such period or (3) only to the extent of overdue interest, any overdue interest exists on the Conversion Date with respect to the Notes converted.

      The Notes are subject to mandatory conversion ("MANDATORY CONVERSION") upon the earlier to occur of: (i) the date on which the Closing Sale Price of the Common Stock exceeds $8.00 for the 15th consecutive Trading Day or (ii) the third anniversary of the date of the Indenture. The Notes shall be automatically converted on the Business Day following the first day on which the conditions to Mandatory Conversion have been satisfied (the "MANDATORY CONVERSION DATE") into that number of fully paid and non-assessable whole shares (calculated to the nearest 1/100th of a share) of Common Stock determined by dividing the aggregate principal amount of Notes then outstanding by the Conversion Rate in effect on the Mandatory Conversion Date. After the Mandatory Conversion Date, the Notes will no longer represent indebtedness of the Company and will no longer accrue interest or require the Company to make any payment of principal; and the Company's obligation to make any further payments with respect to the Notes will terminate.

      No fractional shares will be issued upon conversion; in lieu thereof, an amount will be paid in cash based upon the Applicable Stock Price.

      To convert a Note, a holder must (a) complete and manually sign the conversion notice set forth below or a facsimile thereof and deliver such notice to the conversion agent, (b) surrender the Note to the conversion agent, (c) furnish appropriate endorsements and transfer documents (including any certification that may be required under applicable law) if required by the conversion agent, (d) pay any transfer or similar tax, if required, and (e) if required pay funds equal to the interest payable on the next interest payment date. The Company has initially designated the Trustee as its conversion agent.

      The Conversion Rate will be adjusted as set forth in Article 14 of the Indenture.

      Any Notes called for redemption, unless surrendered for conversion by the holders thereof on or before the close of business on the Business Day preceding the redemption date, may be deemed to be redeemed from the holders of such Notes for an amount equal to the applicable redemption price, together with accrued but unpaid interest to, but excluding, the date fixed for redemption, by one or more investment banks or other purchasers who may agree with the Company (i) to purchase such Notes from the holders thereof and convert them into shares of the Company's Common Stock and (ii) to make payment for such Notes as aforesaid to the Trustee in trust for the holders.

      Upon due presentment for registration of transfer of this Note at the office or agency of the Company maintained for that purpose in accordance with the terms of the Indenture, a new Note or Notes of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange thereof, subject to the limitations provided in the Indenture, without charge except for any tax, assessment or other governmental charge imposed in connection therewith.

      The Company, the Trustee, any authenticating agent, any paying agent, any conversion agent and any Note registrar may deem and treat the registered holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than the Company or any Note registrar) for the purpose of receiving payment hereof, or on account hereof, for the conversion hereof and for all other purposes, and neither the Company nor the Trustee nor any other authenticating agent nor any paying agent nor other conversion agent nor any Note registrar shall be affected by any notice to the contrary. All payments made to or upon the order of such registered holder shall, to the extent of the sum or sums paid, satisfy and discharge liability for monies payable on this Note.

      No recourse for the payment of the principal of or any premium or interest on this Note, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any supplemental indenture or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, employee, agent, officer or director or subsidiary, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

      This Note shall be deemed to be a contract made under the laws of New York, and for all purposes shall be construed in accordance with the laws of New York, without regard to conflicts of laws principles thereof.

      Terms used in this Note and defined in the Indenture are used herein as therein defined.

                                  ABBREVIATIONS

      The following abbreviations, when used in the inscription of the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common                  UNIF GIFT MIN ACT -___ Custodian ___
TEN ENT - as tenant by the entireties           (Cust)                   (Minor)
JT TEN -  as joint tenants with right of        under Uniform Gifts to Minors Act
          survivorship and not as tenants in    _________________________________
          common                                              (State)

      Additional abbreviations may also be used though not in the above list.

                                CONVERSION NOTICE

TO:     STANDARD MANAGEMENT CORPORATION
        U.S. BANK NATIONAL ASSOCIATION

      The undersigned registered owner of this Note hereby irrevocably exercises the option to convert this Note, or the portion thereof (which is $1,000 or a multiple thereof) below designated, into shares of Common Stock of Standard Management Corporation (the "COMPANY") in accordance with the terms of the Indenture (including the Company's payment options) referred to in this Note, and directs that the shares issuable and deliverable upon such conversion, together with any check for any cash payment, whether for fractional shares or pursuant to the Company's payment options and any Notes representing any unconverted principal amount hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Indenture. If shares or any portion of this Note not converted are to be issued in the name of a person other than the undersigned, the undersigned will provide the appropriate information below and pay all transfer taxes payable with respect thereto. Any amount required to be paid by the undersigned on account of interest, including contingent interest, if any, accompanies this Note.

Dated: ______________________

                                                ________________________________
                                                Name of Holder

                                                ________________________________

                                                ________________________________
                                                Signature(s)

                                                Signature(s) must be guaranteed
                                                by an "eligible guarantor
                                                institution" meeting the
                                                requirements of the Note
                                                registrar, which requirements
                                                include membership or
                                                participation in the Security
                                                Transfer Agent Medallion Program
                                                ("STAMP") or such other
                                                "signature guarantee program" as
                                                may be determined by the Note
                                                registrar in addition to, or in
                                                substitution for, STAMP, all in
                                                accordance with the Securities
                                                Exchange Act of 1934, as
                                                amended.

                                                ________________________________
                                                Signature Guarantee

      Fill in the registration of shares of Common Stock if to be issued, and Notes if to be delivered, other than to and in the name of the registered holder:

___________________________________________
(Name)

___________________________________________
(Street Address)

___________________________________________
(City, State and Zip Code)

___________________________________________
Please print name and address

Principal amount to be converted
(if less than all):

 $
___________________________________________
Social Security or Other Taxpayer
Identification Number:

___________________________________________

                           OPTION TO ELECT REDEMPTION
                            UPON A FUNDAMENTAL CHANGE

TO:     STANDARD MANAGEMENT CORPORATION
        U.S. BANK NATIONAL ASSOCIATION

      The undersigned registered owner of this Note hereby irrevocably acknowledges receipt of a notice from Standard Management Corporation (the "COMPANY") as to the occurrence of a Fundamental Change with respect to the Company and requests and instructs the Company to redeem the entire principal amount of this Note, or the portion thereof (which is $1,000 or a multiple thereof) below designated, in accordance with the terms of the Indenture referred to in this Note at the price of 100% of such entire principal amount or portion thereof, together with accrued interest to, but excluding, the Fundamental Change Redemption Date, to the registered holder hereof. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Indenture.

Dated: ______________________

                                                ________________________________

                                                ________________________________
                                                Signature(s)

                                                 NOTICE: The above signatures of
                                                 the holder(s) hereof must
                                                 correspond with the name as
                                                 written upon the face of the
                                                 Note in every particular
                                                 without alteration or
                                                 enlargement or any change
                                                 whatever.

                                                 Principal amount to be repaid
                                                 (if less than all):

                                                ________________________________

                                                ________________________________
                                                 Social Security or Other
                                                 Taxpayer Identification Number

                                   ASSIGNMENT

      For value received ______________________________hereby sell(s) assign(s) and transfer(s) unto ___________________________________ (Please insert social security or other Taxpayer Identification Number of assignee) the within Note, and hereby irrevocably constitutes and appoints ______________________________________ attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.

      In connection with any transfer of the Note prior to the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision) (other than any transfer pursuant to a registration statement that has been declared effective under the Securities
Act), the undersigned confirms that such Note is being transferred:

           [ ]    To Standard Management Corporation or a Subsidiary thereof; or

           [ ] Pursuant to and in compliance with Rule 144 under the Securities Act of 1933, as amended; or

           [ ] Pursuant to a Registration Statement which has been declared effective under the Securities Act of 1933, as amended, and which continues to be effective at the time of transfer;

and unless the Note has been transferred to Standard Management Corporation or a Subsidiary thereof, the undersigned confirms that such Note is not being transferred to an "affiliate" of the Company as defined in Rule 144 under the Securities Act of 1933, as amended.

      Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered holder thereof.

Dated: ______________________

                                                ________________________________

                                                ________________________________
                                                Signature(s)

                                                Signature(s) must be guaranteed
                                                by an "eligible guarantor
                                                institution" meeting
                                                the requirements of the Note
                                                registrar, which requirements
                                                include membership or
                                                participation in the Security
                                                Transfer Agent Medallion Program
                                                ("STAMP") or such other
                                                "signature guarantee program" as
                                                may be determined by the Note
                                                registrar in addition to, or in
                                                substitution for, STAMP, all in
                                                accordance with the Securities
                                                Exchange Act of 1934, as
                                                amended.

                                                ________________________________
                                                Signature Guarantee

NOTICE: The signature on the Conversion Notice, the Option to Elect Redemption Upon a Fundamental Change, or the Assignment must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.